                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                           LAYNE CHRISTENSEN COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            LAYNE CHRISTENSEN COMPANY

                                                                     May 7, 2004

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Layne Christensen Company, to be held at the Hyatt Regency Crown Center, located at 2345 McGee Street, Kansas City, Missouri, on Thursday, June 3, 2004, commencing at 10:00 a.m., local time. The business to be conducted at the meeting is described in the attached Notice of Annual Meeting and Proxy Statement. In addition, there will be an opportunity to meet with members of senior management and review the business and operations of the Company.

         Your Board of Directors joins with me in urging you to attend the meeting. Whether or not you plan to attend the meeting, however, please sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.

                                          Sincerely yours,

                                          /s/ A. B. Schmitt

                                          A. B. Schmitt
                                          President and Chief Executive Officer

                            LAYNE CHRISTENSEN COMPANY
                          1900 SHAWNEE MISSION PARKWAY
                           MISSION WOODS, KANSAS 66205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 3, 2004

         The Annual Meeting of Stockholders of Layne Christensen Company, a Delaware corporation ("Layne Christensen" or the "Company"), will be held at the Hyatt Regency Crown Center, located at 2345 McGee Street, Kansas City, Missouri, on Thursday, June 3, 2004, commencing at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

         1. To elect three Class III directors to hold office for terms expiring at the 2007 Annual Meeting of the Stockholders of Layne Christensen and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal;

         2. To consider and act upon approval of the Amended and Restated Layne Christensen Company 2002 Stock Option Plan, which provides for the issuance of nonqualified stock options to non-employee directors of the Company;

         3. To consider and act upon ratification and approval of the selection of the accounting firm of Deloitte & Touche LLP as the independent auditors of Layne Christensen for the fiscal year ending January 31, 2005; and

         4. To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

         The Board of Directors of Layne Christensen has fixed the close of business on April 5, 2004, as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.

         All stockholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, the Board of Directors of Layne Christensen solicits you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all stockholders are urged to be present in person or by proxy.

                                          By Order of the Board of Directors

                                          Steven F. Crooke
                                          Vice President--General Counsel
                                                      and Secretary

May 7, 2004
Mission Woods, Kansas

                            LAYNE CHRISTENSEN COMPANY
                          1900 SHAWNEE MISSION PARKWAY
                           MISSION WOODS, KANSAS 66205

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 3, 2004

                            -------------------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to the stockholders of Layne Christensen Company, a Delaware corporation ("Layne Christensen" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, June 3, 2004, and at any adjournment or adjournments thereof (the "Annual Meeting"). The Annual Meeting will commence at 10:00 a.m., local time, and will be held at the Hyatt Regency Crown Center, located at 2345 McGee Street, Kansas City, Missouri 64108.

         This Proxy Statement and the enclosed form of proxy were first mailed to the Company's stockholders on or about May 7, 2004.

PROXIES

         You are requested to complete, date and sign the enclosed form of proxy and return it promptly to the Company in the enclosed postage prepaid envelope. Shares represented by properly executed proxies will, unless such proxies have been revoked prior to exercise, be voted in accordance with the stockholders' instructions indicated in the proxies. If no instructions are indicated, such shares will be voted in favor of the election of the nominees for directors named in this Proxy Statement, in favor of approving the Amended and Restated Layne Christensen Company 2002 Stock Option Plan, which provides for the issuance of nonqualified stock options to non-employee directors of the Company, in favor of ratifying the selection of the accounting firm of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year, and, as to any other matter that properly may be brought before the Annual Meeting, in accordance with the discretion and judgment of the appointed proxies. A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing written notice of revocation with the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

VOTING AT THE MEETING

         For purposes of voting on the proposals described herein, the presence in person or by proxy of stockholders holding a majority of the total outstanding shares of the Company's common stock, $0.01 par value, shall constitute a quorum at the Annual Meeting. Only holders of record of shares of the Company's common stock as of the close of business on April 5, 2004 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. As of the Record Date, 12,533,818 shares of the Company's common stock were outstanding and entitled to be voted at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly to come before the Annual Meeting.

         Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, of stockholders entitled to vote at the Annual Meeting for that purpose. The affirmative vote of the holders of a majority of the shares of the Company's common stock, represented in person or by proxy and entitled to vote at the Annual Meeting, is required for (i) the approval of the Amended and Restated Layne

Christensen Company 2002 Stock Option Plan; (ii) the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors and
(iii) the approval of such other matters as properly may come before the Annual Meeting or any adjournment thereof.

         In accordance with Delaware law, a stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors. Votes withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such nominees. Abstentions from
(i) the proposal to approve the Amended and Restated Layne Christensen Company 2002 Stock Option Plan and (ii) the proposal to approve the ratification of the selection of the Company's independent auditors are treated as votes against the proposal. Broker non-votes on a proposal are treated as shares of Layne Christensen common stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote. Accordingly, broker non-votes are not counted for purposes of determining whether a proposal has been approved.

SOLICITATION OF PROXIES

         This solicitation of proxies for the Annual Meeting is being made by the Company's Board of Directors. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. After the initial mailing of this Proxy Statement, proxies may be solicited by mail, telephone, telegram, facsimile transmission or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of the Company's transfer agent, will be paid by Layne Christensen.

         A list of stockholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the Company's Corporate Headquarters, 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205. The list also will be available at the Annual Meeting.

                                     ITEM 1

                              ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of eight directors. The Certificate of Incorporation of Layne Christensen divides the Board of Directors into three classes of directors, with the directors serving staggered terms of three years and until their respective successors are duly elected and qualified or until their respective earlier death, retirement, resignation or removal. The present terms of the current Class III directors, J. Samuel Butler, Warren G. Lichtenstein and Nelson Obus, expire at this Annual Meeting. Directors in Class I (Donald K. Miller, Anthony B. Helfet and Andrew B. Schmitt) and Class II (Robert J. Dineen and David A.B. Brown) have been elected to terms expiring at the time of the annual meetings of stockholders in 2005 and 2006, respectively.

         One of the purposes of this Annual Meeting is to elect three directors in Class III to serve for three-year terms expiring at the Annual Meeting of Stockholders in 2007 and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal. The Board of Directors has designated J. Samuel Butler, Warren G. Lichtenstein and Nelson Obus as the nominees proposed for election at the Annual Meeting. Mr. Butler was appointed to the Board in October of 2003 to fill the vacancy created when Todd
A. Fisher resigned. He was recommended to the Board by the Company's president and chief executive officer, Andrew B. Schmitt. Mr. Lichtenstein was appointed to the Board in January of 2004 to fill the vacancy created when Edward A. Gilhuly resigned. He was recommended to the Board by a stockholder of the Company. Messrs. Fisher and Gilhuly, both of whom were executives of Kohlberg Kravis Roberts & Co., L.P. ("KKR"), resigned from the Board shortly after KKR sold the majority of its investment in the Company. Mr. Obus was appointed to the Board in April of 2004 to fill the vacancy created by the Company's expansion of its Board of Directors from seven to eight members. He was recommended to the Nominating Committee by Wynnefield Partners Small Cap Value Funds, a stockholder of the Company. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election as directors of the nominees. In the event that one or more of the nominees should become unavailable for election, it is intended that the shares represented by the proxies will be voted for the election of such substitute nominee as may be designated by the Board of Directors, unless the authority to vote for the nominee who has ceased to be a candidate has been withheld. The nominees have indicated their willingness to serve as directors if elected, and the Board of Directors has no reason to believe that the nominees will be unavailable for election.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF J. SAMUEL BUTLER, WARREN G. LICHTENSTEIN AND NELSON OBUS AS CLASS III DIRECTORS OF THE COMPANY.

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

         The following table sets forth certain information with respect to the persons nominated by the Board of Directors for election as Class III directors at the Annual Meeting and each director whose term of office will continue after the Annual Meeting.

                                                                       PRESENT POSITION              DIRECTOR
                        NAME                             AGE           WITH THE COMPANY               SINCE
                        ----                             ---           ----------------               -----
NOMINEES
     CLASS III: TERM TO EXPIRE IN 2007
                J. Samuel Butler ..................      58        Director                            2003
                Warren G. Lichtenstein ............      38        Director                            2004
                Nelson Obus .......................      57        Director                            2004

DIRECTORS CONTINUING IN OFFICE

     CLASS I:   TERM TO EXPIRE IN 2005
                Donald K. Miller ..................      72        Director                            1996
                Andrew B. Schmitt .................      55        President, Chief Executive
                                                                     Officer and Director              1993
                Anthony B. Helfet .................      60        Director                            2003

     CLASS II:  TERM TO EXPIRE IN 2006
                Robert J. Dineen ..................      74        Chairman of the Board               1983
                David A. B. Brown .................      60        Director                            2003

         The business experience during the last five fiscal years of the persons nominated by the Board of Directors for election as Class III directors at the Annual Meeting and each director whose term of office will continue after the Annual Meeting is as follows:

         J. SAMUEL BUTLER has been president of Trinity Petroleum Management, LLC, an oil and gas management outsourcing company, since 1996. Mr. Butler has also served as president of ST Oil Company since 1997. Mr. Butler is also a member of the board of directors of Colorado Wyoming Reserve Company.

         WARREN G. LICHTENSTEIN has been a managing member of Steel Partners, L.L.C., which is the general partner of Steel Partners II, L.P., a private investment firm, since January of 1996. Prior to that, Mr. Lichtenstein was chairman and a director of Steel Partners, Ltd., from 1993 until January of 1996. Mr. Lichtenstein serves on the boards of United Industrial Corporation, SL Industries, Inc., WebFinancial Corporation and Gateway Industries, Inc.

         NELSON OBUS has served as president of Wynnefield Capital, Inc. since November 1992 and as the managing member of Wynnefield Capital Management, LLC since January 1997. Wynnefield Capital Management manages two partnerships and Wynnefield Capital, Inc. manages one partnership, all three of which invest in small-cap value U.S. public equities. Mr. Obus also serves as a director of Sylvan, Inc.

         ANTHONY B. HELFET, a retired investment banker, was a special advisor to UBS from September 2001 through December 2001. From 1991 to August 31, 2001, Mr. Helfet was a managing director of the West Coast operations of Dillon, Read & Co. Inc. and its successor organization, UBS. Mr. Helfet was also managing director of the Northwest Region of Merrill Lynch Capital Markets from 1979 to 1989. Historically, Mr. Helfet has held other positions with Dean Witter Reynolds Inc. and Dillon, Read & Co. Mr. Helfet is a member of the board of directors of Alliance Imaging Inc., and MCF Corporation, the parent company of Merriman Curhan Ford & Co.

         DAVID A. B. BROWN has been president of The Windsor Group, a consulting firm that focuses on energy related issues facing oilfield services and engineering companies, since 1984. Mr. Brown currently serves on the board of directors of EMCOR Group, Inc., Mission Resources Corporation, NS Group, Inc. and Pride International, Inc. He has over 22 years of energy related experience.

         ROBERT J. DINEEN has served as Chairman of the Board of the Company since August 1992. From May 1986 until his retirement in August 1993, Mr. Dineen was President and Chief Executive Officer of The Marley Company, a manufacturer and supplier of engineered equipment and services for heating, fluid handling, control and treatment and heat exchange. Mr. Dineen served as a director of Kansas City Power & Light Company from 1987 to 2000. Mr. Dineen is currently a director of Owens-Illinois, Inc.

         DONALD K. MILLER has been Chairman of Axiom International Investors, LLC, a company engaged in international equity asset management, since 1999. He has also been President of Presbar Corporation, a private firm engaged in private equity investing and investment banking, since 1986, and was formerly Chairman of Greylock Financial, Inc., an affiliate of Greylock Management Corporation, from 1986 to 1996. In addition, Mr. Miller served as Chairman and Chief Executive Officer of Thomson Advisory Group L.P. (subsequently PIMCO Advisors Holdings L.P.), an asset management company, from 1990 to 1993 and as Vice Chairman from 1993 to 1994. Mr. Miller also served as Chairman of the Board of Directors of Christensen Boyles Corporation ("CBC") from 1986 to December 1995 and was involved in the formation of CBC and in the acquisition of Boyles Bros. Drilling Company and Christensen Mining Products. He currently is on the Board of Directors of Huffy Corporation and RPM International, Inc. and has spent the majority of his career in investment banking or as an investor focusing on a variety of industries.

         ANDREW B. SCHMITT has served as President and Chief Executive Officer of the Company since October 1993. For approximately two years prior to joining the Company, Mr. Schmitt was a partner in two privately owned hydrostatic pump and motor manufacturing companies and an oil and gas service company. He served as President of the Tri-State Oil Tools Division of Baker Hughes Incorporated from February 1988 to October 1991. Mr. Schmitt is also a director of Euronet Worldwide Inc.

         There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director of the Company, except for the Standstill Agreement (the "Standstill Agreement") dated March 26, 2004, between the Company, Wynnefield Partners Small Cap Value, L.P., Wynnefield Small Cap Value Offshore Fund, Ltd., Wynnefield Partners Small Cap Value L.P. I, Channel Partnership II, L.P., Wynnefield Capital Management, LLC, Wynnefield Capital, Inc., Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan, Nelson Obus and Joshua Landes (collectively, the "Wynnefield Investors").

         Pursuant to the Standstill Agreement, the Company agreed to increase the size of its Board of Directors to eight (8) persons and appoint Nelson Obus to fill the newly created vacancy. The Company also agreed to nominate Mr. Obus for re-election as a director at the Annual Meeting scheduled to be held on June 3, 2004, and recommend and solicit proxies for his election to the Board of Directors at the Annual Meeting.

         In return, the Standstill Agreement provides that the Wynnefield Investors, their affiliates and associates shall take, or refrain from taking, the following actions, as the case may be, unless requested in writing by the president of the Company or by resolution adopted by a majority of the Company's disinterested directors:

                  (a) not to effect, propose, cause or participate in, other than solely in connection with the nomination or election of Mr. Obus to the Company's Board of Directors, any solicitation of proxies in any election contest to the Board of Directors of the Company;

                  (b) withdraw the stockholder proposal previously submitted by the Wynnefield Investors to the Company for inclusion in the Company's proxy statement which proposed that all directors of the Company be elected annually and not by classes (the "Stockholder Proposal") and not submit such Stockholder Proposal, or a proposal having the same effect, for inclusion in the Company's future proxy statements; or

                  (c) form, join or participate in a "group" with respect to any voting securities of the Company for the purpose of effecting any of the actions listed in (a) or (b) above.

The Standstill Agreement expressly provides that it does not restrict Mr. Obus from exercising his fiduciary duty as a director nor restrict the Wynnefield Investors in their discretion from voting in favor of or against any matter submitted to the Company's stockholders for approval.

          The Standstill Agreement expires on the earlier of (i) the date that Mr. Obus ceases to be a member of the Company's Board of Directors, or (ii) the date which is 30 days prior to the last date on which a stockholder may give notice to the Company of its intention to submit a matter for action at the Company's 2007 Annual Meeting of stockholders.

COMPENSATION OF DIRECTORS

         Each director of the Company who is not also an employee of the Company historically received an annual fee of $17,500, payable in quarterly installments. However, effective February 1, 2004, the Board of Directors adopted a new compensation package that provides for an annual retainer of $18,000 for each director of the Company who is not also an employee of the Company. The chairman of the Audit Committee will receive an additional retainer of $3,000 per year and the chairmen of the Compensation Committee and the Nominating & Corporate Governance Committee will each receive an additional retainer of $1,500 per year. In addition, each non-employee director will receive $1,000 for each board meeting he or she attends either in person or via teleconference and each member of the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee will receive $500 for each meeting he or she attends either in person or via teleconference. As an additional component of their compensation package, upon the approval of the Amended and Restated Layne Christensen Company 2002 Stock Option Plan (the "Plan") by the Company's stockholders (see Item 2 below), all non-employee directors of the Company and any newly elected non-employee directors will receive a one-time award of an option to purchase 3,000 shares of the Company's common stock. Thereafter, each non-employee director will be awarded an option to purchase 2,000 shares of the Company's common stock on an annual basis. The director options will be priced at the market price of the common stock on the day they are issued, they will be 100% vested upon issuance, they will have a ten-year life and they will otherwise be subject to all of the terms and conditions of the Plan (see Item 2 below). A director may continue to elect to defer receipt of all or a portion of their cash compensation in accordance with the terms of the Company's Deferred Compensation Plan for Directors. Directors of the Company who are also employees of the Company receive no compensation for service to Layne Christensen as directors.

         Under the Company's Deferred Compensation Plan for Directors, non-employee directors of the Company can elect to receive deferred compensation in three forms--a cash credit, a stock credit or a combination of the two. The value of deferrals made in the form of a stock credit track the value of the Company's common stock. Deferrals made in the form of a cash credit will accumulate interest at a rate based on the annual yield of the longest term United States Treasury Bond outstanding at the end of the preceding year. All payments made under the plan will be made in cash. As of January 31, 2004, Mr. Brown had accumulated the equivalent of 1,531.1 shares of common stock in his stock credit account, Mr. Butler had accumulated the equivalent of 371.4 shares of common stock in his stock credit account, Mr. Helfet had accumulated the equivalent of 265.0 shares of common stock in his stock credit account, and Mr. Miller had accumulated the equivalent of 8,169.7 shares of common stock in his stock credit account.

MEETINGS OF THE BOARD AND COMMITTEES

         During the fiscal year ended January 31, 2004, the Board of Directors of Layne Christensen held four meetings. All directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which they served which were held during such fiscal year and during the period which such director served. It should be noted that the Company's directors discharge their responsibilities throughout the year, not only at such Board of Directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to the Company.

         Pursuant to the Company's Bylaws, the Board of Directors has established an Audit Committee, a Nominating & Corporate Governance Committee and a Compensation Committee.

AUDIT COMMITTEE

         The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to the oversight of (i) the integrity of the Company's financial statements, financial reporting process and internal control system; (ii) the Company's compliance with legal and regulatory requirements;
(iii) the independent auditor qualifications and independence; (iv) the performance of the Company's internal audit function and its independent auditors and (v) the system of internal controls and disclosure controls and procedures established by management. The Audit Committee is responsible for the appointment of the Company's independent auditors and the terms of their engagement, reviewing the Company's policies and procedures with respect to internal auditing, accounting, financial and disclosure controls and reviewing the scope and results of audits and any auditor recommendations. The Audit Committee held four meetings during the fiscal year ended January 31, 2004, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding issues within the committee's area of responsibility. On March 29, 2004, the Audit Committee approved an Amended and Restated Audit Committee Charter. The complete text of the Amended and Restated Charter is included in Appendix A to this Proxy Statement and is available on the Company's website under the heading "Investor Relations" (www.laynechristensen.com/investorrelations). The current members of the Audit Committee are Donald K. Miller (Chairperson), Anthony B. Helfet, J. Samuel Butler and Nelson Obus. All of the members of the Audit Committee are independent within the meaning of SEC Regulations and the Nasdaq listing standards. The Board has determined that each member of the Audit Committee is qualified as an audit committee financial expert within the meaning of SEC regulations and that all such members are financially literate and have experience in finance or accounting resulting in their financial sophistication within the meaning of the Nasdaq listing standards. The Report of the Audit Committee for fiscal year 2004 appears on page 16 below.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE

         The Company's Board of Directors created a Nominating & Corporate Governance Committee (the "Nominating Committee") on February 16, 2004. In accordance with the process described on page 7 of this Proxy Statement under "Selection of Board Nominees," the Nominating Committee identifies individuals qualified to become members of the Company's Board of Directors, recommends to the Board proposed nominees for Board membership, recommends to the Board directors to serve on each standing committee of the Board and assists the Board in developing and overseeing corporate governance guidelines. The Charter of the Nominating Committee is available on the Company's website under the heading "Investor Relations" (www.laynechristensen.com/investorrelations). Since the Nominating Committee was not formed until February 16, 2004, it did not meet during the fiscal year ended January 31, 2004. However, the Nominating Committee met twice in March and April of 2004 to consider potential director candidates and make a recommendation to the Board of proposed director nominees for election at the Annual Meeting. The current members of the Nominating Committee are David A. B. Brown, J. Samuel Butler, Donald K. Miller and Warren G. Lichtenstein. All of the members of the Nominating Committee are independent within the meaning of SEC regulations and the Nasdaq listing standards.

COMPENSATION COMMITTEE

         The Compensation Committee establishes annual and long-term performance goals and objectives for the Company's management, evaluates the performance of management and makes recommendations to the Board of Directors regarding the compensation and benefits of the Company's executive officers and the members of the Board of Directors. The Compensation Committee also administers certain of the Company's incentive plans, including the Company's Executive Incentive Compensation Plan. The charter of the Compensation Committee is available on the Company's website under the heading "Investor Relations" (www.laynechristensen.com/investorrelations). The current members of the Compensation Committee are David A.B. Brown (Chairperson), Anthony B. Helfet, Warren G. Lichtenstein and Nelson Obus. All of the members of the Compensation Committee are independent within the meaning of SEC regulations and the Nasdaq listing standards. The Compensation Committee met once during the fiscal year ended January 31, 2004, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding compensation issues within the committee's area of responsibility.

SELECTION OF BOARD NOMINEES

         The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company's Secretary in writing with whatever supporting material the stockholder considers appropriate or that is required by the Company's bylaws relating to stockholder nominations as described below under the heading "Advance Notice Procedures." The Company's Secretary will forward the information to the members of the Nominating Committee, who will consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the proxy rules, the Company's bylaws, the Company's Nominating & Corporate Governance Committee Charter, the Company's corporate governance guidelines and the director selection procedures established by the Nominating & Corporate Governance Committee.

         Once the Nominating Committee has identified a prospective nominee candidate, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Nominating Committee with the recommendation of the prospective candidate, as well as the Nominating Committee's own knowledge of the candidate. This information may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the criteria and qualifications described below. If the Nominating Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, the Nominating Committee then evaluates the prospective nominees against the criteria and qualifications set out in the Nominating Committee's Charter. Such criteria and qualifications include:

     - a general understanding of management, marketing, accounting, finance and other elements relevant to the Company's success in today's business environment;

     - an understanding of the principal operational, financial and other plans, strategies and objectives of the Company;

     - an understanding of the results of operations and the financial condition of the Company and its significant business segments for recent periods;

     - an understanding of the relative standing of the Company's significant business segments vis-a-vis competitors;

     - the educational and professional background of the prospective candidate;

     - the prospective nominee's standards of personal and professional integrity;

     - the demonstrated ability and judgment necessary to work effectively with other members of the Board to serve the long-term interests of the stockholders;

     - the extent of the prospective nominee's business or public experience that is relevant and beneficial to the Board and the Company;

     - the prospective nominee's willingness and ability to make a sufficient time commitment to the affairs of the Company in order to effectively perform the duties of a director, including regular attendance at Board and committee meetings;

     - the prospective nominee's commitment to the long-term growth and profitability of the Company; and

     - the prospective nominee's ability to qualify as an independent director as defined in the Nasdaq listing standards.

However, as determining the specific qualifications or criteria against which to evaluate the fitness or eligibility of potential director candidates is necessarily dynamic and an evolving process, the Board believes that it is not always in the best interests of the Company or its stockholders to attempt to create an exhaustive list of such qualifications or criteria. Appropriate flexibility is needed to evaluate all relevant facts and circumstances in context of the needs of the Board and the Company at a particular point in time.

         The Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Nominating Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

OTHER CORPORATE GOVERNANCE MATTERS

         All of the members of the Board are independent within the meaning of SEC regulations and the Nasdaq listing standards, with the exception of Robert
J. Dineen and Andrew B. Schmitt. Mr. Schmitt is considered an inside director because of his employment as an executive of the Company. Mr. Dineen is considered a nonindependent outside director because he was an employee of the Company until December 31, 2003.

         On November 25, 2003, the Company adopted a Code of Business Conduct and Ethics that applies to all directors and employees of the Company, including the chief executive officer, chief financial officer and controller. The Code of Business Conduct and Ethics is available free of charge on the Company's website under the heading "Investor Relations" (www.laynechristensen.com/investorrelations).

                       EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

         The following table sets forth for the fiscal years ended January 31, 2004, 2003 and 2002, respectively, the compensation of the Company's chief executive officer and of each of the Company's four other most highly compensated executive officers whose remuneration for the fiscal year ended January 31, 2004, exceeded $100,000 for services to the Company and its subsidiaries in all capacities (collectively, the "Named Executive Officers"), together with two additional individuals who would have met the definition of a Named Executive Officer, except for the fact that the individuals were not serving as executive officers of the Company at the end of the Company's fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG TERM COMPENSATION
                                                                                 --------------------------------------------------
                                             ANNUAL COMPENSATION                         AWARDS          PAYOUTS
                               ------------------------------------------------  ---------------------   -------
                                                                 OTHER           RESTRICTED
                                                                 ANNUAL            STOCK      OPTIONS/    LTIP        ALL OTHER
   NAME AND PRINCIPAL          FISCAL   SALARY     BONUS(1)  COMPENSATION(2)(3)    AWARDS       SARS     PAYOUTS    COMPENSATION(4)
        POSITION                YEAR     ($)         ($)           ($)               ($)          #        ($)           ($)
   ------------------          ------   -------    --------  ------------------  ----------   --------   -------    ---------------
Andrew B. Schmitt               2004    390,000    198,147        5,333               0           0         0          52,662
President, Chief Executive      2003    387,000          0            0               0           0         0          10,665
Officer and Director            2002    325,000    325,000            0               0           0         0           8,456

H. Edward Coleman (5)           2004    220,506     31,962          172               0           0         0          14,303
Executive Vice President        2003    212,885          0          379               0           0         0          12,316
                                2002    205,000    205,000          996               0           0         0          12,096

Norman E. Mehlhorn (6)          2004    208,974     31,182            0               0           0         0          10,704
Executive Vice President        2003    207,693          0            0               0           0         0          11,088
                                2002    200,000    200,000            0               0           0         0           9,883

Eric R. Despain                 2004    200,000     89,364            0               0           0         0           9,246
Senior Vice President           2003    203,538    185,000            0               0           0         0           9,286
                                2002    185,000     64,928            0               0           0         0           7,683

Jerry W. Fanska                 2004    195,000     92,805           72               0           0         0           9,282
Vice President--Finance         2003    197,515          0          307               0           0         0           9,849
and Treasurer                   2002    177,000    177,000          866               0           0         0           9,325

Gregory F. Aluce                2004    175,000     90,569            0               0           0         0           7,859
Senior Vice President           2003    174,808          0            0               0           0         0           2,195
                                2002    150,000    150,000        3,393               0           0         0          12,062

Steven F. Crooke (7)            2004    161,365     78,773            0               0           0         0           8,103
Vice President--General         2003    155,769          0            0               0           0         0           7,174
Counsel and Secretary           2002    109,038    112,500            0               0           0         0           4,587

------------------

(1) Reflects bonuses earned for the fiscal years ended January 31, 2004, 2003 and 2002, respectively. The bonus amount for the fiscal year ended January 31, 2004, also includes discretionary bonuses paid in August of 2003 to Messrs. Schmitt, Despain, Fanska, Aluce and Crooke in the amounts of $36,000, $27,000, $32,000, $36,000 and $32,000, respectively.

(2) Excludes perquisites and other benefits, unless the aggregate amount of such compensation exceeds the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the Named Executive Officer.

(3) Reflects additional compensation paid to Mr. Schmitt for taxes incurred on the income resulting from the reimbursement by the Company of certain moving and other relocation costs. Reflects additional compensation paid to Messrs. Coleman and Fanska for taxes incurred on the imputed income resulting from interest-free loans from the Company extended in 1992 and 1993. Reflects additional compensation paid to Mr. Aluce for taxes incurred on the income resulting from the forgiveness by the Company of a promissory note issued in connection with a leased vehicle buyout program.

(4) All Other Compensation for the fiscal year ended January 31, 2004, includes Layne Christensen contributions in the amounts of $8,000, $7,937, $7,692, $8,000, $8,000, $7,319 and $7,617, which accrued during such fiscal year for the accounts of Messrs. Schmitt, Coleman, Mehlhorn, Despain, Fanska, Aluce and Crooke, respectively, under the Company's Capital Accumulation Plan; the cost of term life insurance paid by the Company for the benefit of Messrs. Schmitt, Coleman, Mehlhorn, Despain, Fanska, Aluce and Crooke in the amounts of $2,015, $5,944, $3,012, $1,246, $1,142, $540 and $486, respectively;
     imputed income from interest-free loans from the Company extended in 1992 and 1993 for the benefit of Messrs. Coleman and Fanska pursuant to the Company's 1992 Stock Option Plan in the amounts of $422 and $140, respectively; and income in the amount of $42,647 recognized by Mr. Schmitt in connection with the reimbursement of certain moving and other relocation costs.

     All Other Compensation for the fiscal year ended January 31, 2003, includes Layne Christensen contributions in the amounts of $8,800, $8,315, $8,308, $8,354, $8,355, $1,692 and $6,736, which accrued during such fiscal year for the accounts of Messrs. Schmitt, Coleman, Mehlhorn, Despain, Fanska, Aluce and Crooke, respectively, under the Company's Capital Accumulation Plan; the cost of term life insurance paid by the Company for the benefit of Messrs. Schmitt, Coleman, Mehlhorn, Despain, Fanska, Aluce and Crooke in the amounts of $1,865, $3,071, $2,780, $932, $897, $503 and $438,
     respectively; and imputed income from interest-free loans from the Company for the benefit of Messrs. Coleman and Fanska pursuant to the Company's 1992 Stock Option Plan in the amounts of $930 and $597, respectively.

     All Other Compensation for the fiscal year ended January 31, 2002, includes Layne Christensen contributions in the amounts of $6,800, $6,800, $7,108, $6,800, $6,800, $6,612 and $4,362, which accrued during such fiscal year for the accounts of Messrs. Schmitt, Coleman, Mehlhorn, Despain, Fanska, Aluce and Crooke, respectively, under the Company's Capital Accumulation Plan; the cost of term life insurance paid by the Company for the benefit of Messrs. Schmitt, Coleman, Mehlhorn, Despain, Fanska, Aluce and Crooke in the amounts of $1,656, $2,851, $2,775, $883, $839, $450 and $225,
     respectively; imputed income from interest-free loans from the Company for the benefit of Messrs. Coleman and Fanska, pursuant to the Company's 1992 Stock Option Plan in the amounts of $2,445 and $1,686, respectively; and income in the amount of $5,000 recognized by Mr. Aluce upon the forgiveness of a promissory note issued to the Company in connection with a leased vehicle buyout program.

(5) Mr. Coleman resigned his office as Executive Vice President of the Company on June 23, 2003, and retired from his employment with the Company on December 31, 2003.

(6) Mr. Mehlhorn resigned his office as Executive Vice President of the Company on May 16, 2003, and retired from his employment with the Company on December 31, 2003.

(7) Mr. Crooke became Vice President--General Counsel and Secretary of the Company on May 1, 2001. As a result, his income for fiscal 2002 is reported for the period from May 1, 2001, to January 31, 2002.

OPTION GRANTS DURING FISCAL 2004

         No stock option grants were made under the Company's 2002 Stock Option Plan (the "2002 Option Plan") or the Company's 1996 District Stock Option Plan (the "1996 Option Plan") and no stock appreciation rights ("SARS") were awarded to any Named Executive Officer during the fiscal year ended January 31, 2004.

OPTION/SAR EXERCISES AND HOLDINGS

         The following table sets forth information with respect to each Named Executive Officer concerning the exercise of options and SARs during the fiscal year ended January 31, 2004, and unexercised options and SARs held as of January 31, 2004.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND JANUARY 31, 2004 OPTION/SAR VALUES (1)

                                                                      NUMBER OF
                                                                     SECURITIES                      VALUE OF
                                                                     UNDERLYING                     UNEXERCISED
                                                                     UNEXERCISED                   IN-THE-MONEY
                               SHARES                              OPTIONS/SARS AT               OPTIONS/SARS AT
                              ACQUIRED                            JANUARY 31, 2004              JANUARY 31, 2004 (6)
                                 ON           VALUE          ---------------------------    ---------------------------
       NAME                   EXERCISE      REALIZED         EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
------------------            --------    -------------      -----------   -------------    -----------   -------------
Andrew B. Schmitt              200,000    $ 571,580 (2)        243,750         18,750       $1,214,437       $159,563
H. Edward Coleman              112,853      359,347 (3)              0              0                0              0
Norman E. Mehlhorn              55,250      185,336 (4)              0              0                0              0
Jerry W. Fanska                 39,000      126,469 (5)         90,250              0          352,965              0
Eric R. Despain                      0            0             50,000              0          181,500              0
Gregory F. Aluce                     0            0             84,499              0          223,422              0
Steven F. Crooke                     0            0             25,000         25,000          136,500        136,500

------------------

(1)  No SARs have ever been granted by the Company.

(2) Mr. Schmitt exercised 90,000 options on July 7, 2003. Value for the exercise of these options is calculated by determining the difference between the option exercise price, which was $6.25 per share, and $8.30, which was the last reported sale price of the Company's common stock on July 7, 2003, multiplied by the number of shares of common stock underlying the options. Mr. Schmitt also exercised 93,750 options in a series of transactions between September 11, 2003, and October 16, 2003. Value for the exercise of these options is calculated by determining the difference between the option exercise price, which was $6.25 per share, and the price at which Mr. Schmitt sold such shares of the Company's common stock while effectuating a cashless exercise of such options, which ranged between $9.93 per share and $9.27 per share, multiplied by the number of shares of common stock underlying such options. Finally, on December 9, 2003, Mr. Schmitt exercised 16,250 options. Value for the exercise of these options is calculated by determining the difference between the option exercise price, which was $6.25 per share, and $11.14, which was the last reported sale price of the Company's common stock on December 9, 2003, multiplied by the number of shares of common stock underlying the options.

(3) Mr. Coleman exercised 89,853 options on November 24, 2003, and 23,000 options on January 6, 2004. Value for the exercise of the 89,853 options is calculated by determining the difference between the option exercise price, which was $7.00 per share for 57,603 of the options and $5.25 per share for the remaining 32,250 options, and $10.00, which was the price at which Mr. Coleman sold such shares of the Company's common stock while effectuating a cashless exercise of his options, multiplied by the number of shares of common stock underlying the relevant options. Value for the exercise of the 23,000 options is calculated by determining the difference between the option exercise price, which was $10.50 per share, and $11.95, which was the price at which Mr. Coleman sold such shares of the Company's common stock while effectuating a cashless exercise of his options, multiplied by the number of shares of common stock underlying the options.

(4) Mr. Mehlhorn exercised 32,250 options in a series of transactions between November 6, 2003, and December 4, 2003. Value for the exercise of these options is calculated by determining the difference between the option exercise price, which was $5.25 per share, and the price at which Mr. Mehlhorn sold such shares of the Company's common stock while effectuating a cashless exercise of his options, which ranged between $9.50 per share and $11.49 per share, multiplied by the number of shares of common stock underlying such options. Mr. Mehlhorn also exercised 23,000 options in a series of transactions between December 19, 2003, and January 21, 2004. Value for the exercise of these options is calculated by determining the difference between the option exercise price, which was $10.50 per share, and the price at which Mr. Mehlhorn sold such shares of the Company's common stock while effectuating a cashless exercise of his options, which ranged between $11.50 per share and $11.96 per share, multiplied by the number of shares of common stock underlying such options.

(5) Mr. Fanska exercised 23,000 options on September 4, 2003, and 16,000 options on October 21, 2003. Value for the exercise of the 23,000 options is calculated by determining the difference between the option exercise price, which was $6.375 per share, and $9.658, which was the price at which Mr. Fanska sold such shares of the Company's common stock while effectuating a cashless exercise of his options, multiplied by the number of shares of common stock underlying the options. Value for the exercise of the 16,000 options is calculated by determining the difference between the option exercise price, which was $6.375 per share, and $9.56, which was the last reported sale price of the Company's common stock on October 21, 2003, multiplied by the number of shares of common stock underlying the options.

(6) As of January 31, 2004, the last reported sale price of the Company's common stock, which was reported on the NASDAQ National Market System on January 30, 2004, was $12.51 per share. Value is calculated by determining the difference between the option exercise price and $12.51, multiplied by the number of shares of common stock underlying the options.

INCENTIVE COMPENSATION PLAN

         The Company adopted an Executive Incentive Compensation Plan (the "IC Plan") in fiscal 1993. Each of the Company's executive officers, including the Named Executive Officers, is eligible to participate in the IC Plan. Under the IC Plan, each participant will be eligible for an annual cash bonus in a target amount (the "Target Bonus") equal to a percentage (50% in the case of Mr. Schmitt and 37.5% in the case of the other Named Executive Officers) of such participant's base compensation. The Target Bonus will be adjusted (up or down) based upon the performance of the Company as compared to certain financial goals included in the business plan adopted and approved by the Board of Directors. In no event, however, can a participant's annual cash bonus under the IC Plan exceed 100% of such participant's base compensation for the relevant year. No bonus will be payable should performance be equal to or below 80% of the relevant goals established by the business plan. In addition, the formula bonus derived as described in the preceding sentences can be further adjusted (up or down) at the discretion of the Board of Directors by one-third of the Target Bonus. All or part of an employee's incentive compensation under the IC Plan may, at the discretion of the Board of Directors, be paid in the form of shares of the Company's common stock which may consist of authorized but unissued shares of common stock or shares of common stock reacquired by the Company on the open market. Messrs. Schmitt, Coleman, Mehlhorn, Despain, Fanska, Aluce and Crooke received payments under the IC Plan for services rendered to the Company in the fiscal year ended January 31, 2004, in the amounts of $162,147, $31,962, $31,182, $62,364, $60,805, $54,569 and $46,773, respectively. In addition,
Messrs. Schmitt, Despain, Fanska, Aluce and Crooke received discretionary bonuses in August of 2003 in the amounts of $36,000, $27,000, $32,000, $36,000 and $32,000, respectively. See "Executive Compensation and Other Information -- Executive Compensation."

CAPITAL ACCUMULATION PLAN

         The Company has adopted a capital accumulation plan (the "Capital Accumulation Plan"). Each of the Company's executive officers, including the Named Executive Officers, and substantially all other employees of the Company are eligible to participate in the Capital Accumulation Plan. The Capital Accumulation Plan is a defined contribution plan qualified under Section 401, including Section 401(k), of the Internal Revenue Code of 1986, as amended (the "Code"). The Capital Accumulation Plan provides for two methods of Company contributions, a Company matching contribution tied to and contingent upon participant deferrals and a Company profit sharing contribution which is not contingent upon participant deferrals. The amount, if any, of Company paid contributions, both matching and profit sharing, for each fiscal year under the Capital Accumulation Plan is determined by the Board of Directors in its discretion. Currently, the Company makes a matching contribution that is equal to 100% of a participant's salary deferrals that do not exceed 3% of the participant's compensation plus 50% of a participant's salary deferrals between 3% and 5% of the participant's compensation. This form of matching contribution qualifies as what is known as a "safe harbor" matching contribution under the Employee Retirement Income Security Act of 1974. Each eligible employee meeting certain service requirements participates in Company profit sharing contributions to the Capital Accumulation Plan in the proportion his or her eligible compensation bears to the aggregate compensation of the group participating in the Capital Accumulation Plan. In addition, each eligible employee meeting certain service requirements and electing to defer a portion of his or her compensation under the

Capital Accumulation Plan participates in the Company's matching contribution program pursuant to a formula as designated by the Board of Directors. At the option of the Board of Directors, all or any portion of such Company contributions may be made in the Company's common stock. In addition, each participant can voluntarily contribute, on a pre-tax basis, a portion of his or her compensation (which cannot exceed $13,000 for participants who are 49 or younger, or $16,000 for participants who are 50 or older, for the calendar year
2004) under the Capital Accumulation Plan. A participant's account will be placed in a trust and invested at the participant's direction in any one or more of a number of available investment options. Each participant may receive the funds in his or her Capital Accumulation Plan account upon termination of employment. For services rendered in fiscal 2004, total Company contributions under the Capital Accumulation Plan of $8,000, $7,937, $7,692, $8,000, $8,000,
$7,319 and $7,617 accrued for the accounts of Messrs. Schmitt, Coleman, Mehlhorn, Despain, Fanska, Aluce and Crooke, respectively.

RETIREMENT, DISABILITY AND DEATH PLANS

         The Company has agreed to pay Mr. Schmitt an annual retirement benefit beginning at age 65 equal to 40% of the average of his total compensation (as defined in the annual retirement benefit agreement) received during the highest five consecutive years out of his last ten years of employment, less 60% of his annual primary Social Security benefit (the "Annual Benefit"). The Annual Benefit is to be reduced, however, by the annual annuity equivalent of the value of all funds, including earnings, in the Company funded portion of Mr. Schmitt's Capital Accumulation Plan account as of the date of his retirement (the "Annuity Equivalent"). As of January 31, 2004, the Company funded balance in Mr. Schmitt's account under the Capital Accumulation Plan was $55,889. To the extent the Annual Benefit is not satisfied by the Annuity Equivalent, payments will be made out of the general funds of the Company. The agreement includes certain provisions, exercisable at Mr. Schmitt's election, for early retirement and joint and survivor benefits if he is married at the time payment commences. Upon termination of Mr. Schmitt's service for any reason other than disability or death, and subject to special provisions in the event of a "change in control" as discussed below, his Annual Benefit will vest in the percentage determined under the following schedule:

YEARS OF SERVICE                   VESTING PERCENTAGE
----------------                   ------------------
       6                                   20%
       7                                   40%
       8                                   60%
       9                                   80%
      10                                  100%

Mr. Schmitt currently has ten years of service credited towards his annual retirement benefit, and, therefore, the benefits under his retirement plan are fully vested.

         Mr. Schmitt is entitled to a disability benefit determined in the same manner as the Annual Benefit as of the date of termination of his service resulting from total and permanent disability (the "Disability Benefit"). The Disability Benefit will also be reduced by the Annuity Equivalent. Disability is to be determined by an administrative committee of the Board of Directors to be appointed at the time of any claim of disability.

         Mr. Schmitt's surviving spouse, if any, will be entitled to receive a death benefit (the "Death Benefit") upon Mr. Schmitt's death which will be equal to the Annual Benefit his surviving spouse would have received if (i) he had retired at the date of his death and had received an Annual Benefit in the form of a monthly joint and survivor benefit and (ii) he subsequently died. The Death Benefit will be reduced by the Annuity Equivalent.

CERTAIN CHANGE-IN-CONTROL AGREEMENTS

         Mr. Schmitt will be entitled to a lump-sum payment equal to 24 month's salary in the event of a change in control. In addition, all of the executive officers who have been granted stock options have a "change in control" provision in their respective Incentive Stock Option Agreements ("ISO Agreements") issued in accordance with the terms of the Company's 1992 Stock Option Plan (the "1992 Option Plan") and the Company's 1996 Option Plan.

See "Stock Option Plans -- Report of Board of Directors and Compensation Committee on Executive Compensation." Under the terms of the ISO Agreements, the options vest at the rate of either 20% or 25% per year beginning on the first day following the first anniversary of the option grant date. In the event of a change in control, however, the options become 100% vested.

         Under the terms of the ISO Agreements of the executive officers executed during or after fiscal 1999, a "change in control" is deemed to occur if: (i) less than a majority of the directors are persons who were either nominated or selected by the Board of Directors; (ii) any person, except for certain interested parties, acquires 35% or more of the voting power of the Company's outstanding securities; or (iii) there is a substantial change in the Company's business structure through merger, sale of assets or other event. No ISO Agreements were entered into during fiscal 1998. Under the terms of the ISO Agreements of the executive officers executed in fiscal 1997, a "change in control" is deemed to occur if, during any 24-month period, individuals who at the beginning of such period constituted the Company's Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of a majority of the directors who either were directors at the beginning of such period or whose election or nomination was previously so approved cease for any reason to constitute a majority of the Board of Directors of the Company. A "change in control" will not be deemed to have occurred, however, if such a change in the composition of the Board of Directors occurs in connection with any public offering by the Company, KKR or their affiliates.

REPORT OF BOARD OF DIRECTORS AND COMPENSATION COMMITTEE ON EXECUTIVE
COMPENSATION

         The Company's executive compensation program currently is administered by the Compensation Committee of the Board of Directors which is currently comprised of Messrs. Brown, Helfet, Lichtenstein and Obus. However, for the majority of the period covered by this report, the Compensation Committee consisted of Robert J. Dineen and Donald K. Miller.

         It is the Compensation Committee's duty to review the compensation levels of management, evaluate performance of management and consider management succession and related matters. The Company's incentive plans, including the Company's Amended and Restated 2002 Option Plan, the Company's 1996 Option Plan (collectively, the "Option Plans") and the Company's Executive Incentive Compensation Plan ("Incentive Plan"), are administered by the Board of Directors with respect to grants made to officers and directors of the Company.

         Compensation Policy. The Company's overall compensation policy is designed to attract, retain and motivate qualified individuals who are expected to contribute to the Company's long-term growth and success. The Company has adopted an annual incentive compensation program which is designed to reinforce its strategic long and short term goals and to provide executive officers with the opportunity to receive greater compensation in those years in which the Company achieves its financial goals than in those years in which it does not. In addition, the Company's Option Plans are designed to promote a mutuality of interest between executive officers and stockholders through stock purchases and options allowing the executive officers and stockholders to share in the risks and rewards associated with stock ownership.

         Compensation Components. The Company's executive compensation program is reviewed periodically to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company and the individual executive officer. The principal components of the Company's executive compensation package are salary, annual incentive compensation and stock options.

         Base Salary. Base pay levels largely are determined through an assessment of the executive officer's performance during the relevant period based upon objective and subjective criteria and, to a lesser extent, through an informal comparison with similarly sized public companies engaged primarily in related industries. The Company does not know of any direct competitors which are public companies. Accordingly, the Compensation Committee has had to look at companies outside of its industry to identify companies for which a comparison of pay levels would be deemed by the committee to be relevant. These companies are not necessarily the same companies which comprise the index of companies with similar market capitalizations utilized for purposes of Company shareholder returns in the performance graph included elsewhere in this Proxy Statement. Actual salaries are based upon subjective assessments of individual factors such as the responsibilities of the position and the skill, knowledge and experience of each individual executive officer. Each executive officer's individual performance is considered from the previous year and takes into account an assessment of the executive officer's growth and effectiveness in the performance of his duties.

         Incentive Compensation. Under the Company's Incentive Plan, bonuses are paid based on the officer's performance and the performance of the entire Company. The Incentive Plan is administered by the Board of Directors. The target bonus is 50% of base salary in the case of Mr. Schmitt and, in the case of the remaining executive officers, 37.5% of base salary, subject to adjustment up or down by one-third in the case of extraordinary circumstances. The Company's performance for purposes of incentive compensation decisions is measured against goals established for the Incentive Plan at the beginning of the fiscal year by the Board of Directors. The maximum bonus payable is 100% of salary, and no bonus is payable if the Company does not attain at least 80% of the established goals. For fiscal 2004, a goal based on threshold earnings before income taxes was established by the Board in order to qualify for payment of incentive compensation.

         Stock Option Plans. Under the Company's Option Plans, the directors of the Company, each Named Executive Officer and certain other key employees are eligible to receive options to purchase shares of the Company's common stock. For specific information on director compensation see the section titled "Compensation of Directors" above. The Option Plans are administered by the Board of Directors. Under the Option Plans, the Board was originally authorized from time to time to grant to executive officers and other employees of the Company options to purchase up to an aggregate of 1,250,000 shares (as amended) of the common stock at a price fixed by the Board. However, only 784,981 shares remain available for future issuance under such Option Plans. Such options may be either incentive stock options or non-qualified stock options. The price for incentive stock options cannot be less than the fair market value of the Company's common stock on the date of grant while the price for non-qualified options may be set at any price. Individual grant sizes are determined after considering the Company's performance and the competitiveness of the Named Executive Officer's long-term compensation package. The Board also takes into account the number of shares of the Company's common stock and stock options held by or previously granted to each Named Executive Officer. The grant of stock options is intended to strengthen the linkage between executive compensation and stockholder return.

         No options granted under the Option Plans are exercisable more than ten years after the date of grant. All options granted under the Option Plans are evidenced by and subject to option agreements entered into by the Company and the individual receiving the options.

         Discussion of 2004 Compensation for the Chief Executive Officer. Although the Board of Directors believed that Mr. Schmitt had performed well under very difficult market conditions, it determined that Mr. Schmitt's current compensation and benefit levels were satisfactory. As a result, Mr. Schmitt did not receive a raise or any additional option grants during fiscal 2004.

         Mr. Schmitt is a participant under the Incentive Plan. The Company met the performance criteria established by the Board under the Incentive Plan for fiscal 2004. As a result, Mr. Schmitt received an incentive compensation award for fiscal 2004 in the amount of $162,147. In addition, during fiscal 2004, Mr. Schmitt received a discretionary bonus in the amount of $36,000 due to the Company's success in reducing its outstanding debt and other factors.

         Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of annual compensation that may be deducted by the Company in any year with respect to the Company's Chief Executive Officer and its other four most highly compensated executive officers. Certain performance-based compensation approved by stockholders is not subject to this deduction limitation, and is, therefore, deductible.

         The Company intends to maximize the deductibility of executive compensation while retaining the discretion necessary to compensate executive officers in a manner commensurate with performance and the competitive market for executive talent, and, therefore, the Committee and/or the Board may from time to time, in circumstances it deems appropriate, award compensation in addition to these option grants and bonus payments that may not be deductible.

                                                               COMPENSATION COMMITTEE
             BOARD OF DIRECTORS                                OF THE BOARD OF DIRECTORS*
Robert J. Dineen         Warren G. Lichtenstein               Robert J. Dineen (Chairman)
David A. B. Brown        Donald K. Miller                     Donald K. Miller
J. Samuel Butler         Nelson Obus
Anthony B. Helfet        Andrew B. Schmitt

         * As of January 31, 2004, the members of the Compensation Committee included Messrs. Dineen and Miller. After the Company increased the size of its Board and filled various vacancies, and in accordance with the amended Nasdaq listing standards, the Board reorganized the membership of its committees, including the Compensation Committee. As of April 2, 2004, subsequent to the period covered by this report, the members of the Compensation Committee were Messrs. Brown, Helfet, Lichtenstein and Obus.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is composed of independent directors as required by and in compliance with the listing standards of the Nasdaq National Market. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors. A current copy of the Amended and Restated Charter of the Audit Committee is filed as an appendix to this Proxy Statement.

         The functions of the Audit Committee are set forth in its charter. One of the Audit Committee's principle functions is overseeing the Company's financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company's financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company's independent auditors are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

         The Audit Committee has reviewed and discussed the Company's audited financial statements as of and for the year ended January 31, 2004, with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. The independent auditors have provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and the Audit Committee has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with maintaining the auditors' independence. The Audit Committee has concluded that the independent auditors are independent from the Company and its management.

         Based on the reports and discussions described above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee has also selected, subject to shareholder ratification, Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending January 31, 2005.

         Respectfully submitted on April 30, 2004, by the members of the Audit Committee of the Board of Directors:

                                    Donald K. Miller, Chairman
                                    J. Samuel Butler
                                    Anthony B. Helfet
                                    Nelson Obus

EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information as of January 31, 2004, with respect to shares of the Company's common stock that have been authorized for issuance under our existing equity compensation plans, including the Company's 2002 Option Plan and 1996 Option Plan.

         The table does not include information with respect to shares subject to outstanding options granted under equity compensation plans that are no longer in effect. Footnote 5 to the table sets forth the total number of shares of the Company's common stock issuable upon the exercise of options under expired plans as of January 31, 2004, and the weighted average exercise price of those options. No additional options may be granted under such plans.

                                                                                            Number of securities
                                                                                          remaining available for
                                      Number of securities                                 future issuance under
                                        to be issued upon         Weighted-average          equity compensation
                                     exercise of outstanding     exercise price of            plans (excluding
                                      options, warrants and     outstanding options,      securities reflected in
   Plan Category                              rights             warrants and rights             column (a))
   -------------                     -----------------------    --------------------      ------------------------
                                               (a)                      (b)                         (c)
Equity compensation
plans approved by
security holders                           386,583(1)               $      6.795                  784,981(2)

Equity compensation
plans not approved by
security holders (3)                             0                           N/A                       (4)
                                           -------                                                -------

Total                                      386,583(5)                                             784,981
                                           =======                                                =======

------------------

(1) Shares issuable pursuant to outstanding options under the 2002 Option Plan and the 1996 Option Plan.

(2) Represents shares of Company common stock which may be issued pursuant to future awards under the 2002 Option Plan and the 1996 Option Plan.

(3) The equity compensation plans not approved by security holders include the Company's Executive Incentive Compensation Plan (the "Executive IC Plan"), the District Incentive Compensation Plan (the "District IC Plan"), and the Corporate Staff Incentive Compensation Plan (the "Corporate IC Plan").

(4) The number of shares issuable pursuant to equity compensation plans not approved by security holders is not presently determinable, as explained below under "Equity Compensation Plans not Approved by Security Holders."

(5) The table does not include information for equity compensation plans that have expired. The Company's 1992 Option Plan expired in May 2002. As of January 31, 2004, a total of 403,750 shares of Company common stock were issuable upon the exercise of outstanding options under the expired 1992 Option Plan. The weighted average exercise price of those options is $9.384 per share. No additional options may be granted under the 1992 Option Plan.

EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS

         The Executive IC Plan, the District IC Plan, and the Corporate IC Plan (collectively, the "IC Plans") have each been adopted by the Board of Directors of the Company. The Executive IC Plan and the Corporate IC Plan are each incentive compensation plans that provide for an annual bonus equal to a certain percentage of a participant's base salary to be paid to the participants upon the attainment of certain financial and other goals, which are adopted and approved by the Board of Directors for each fiscal year. The District IC Plan provides for a bonus pool for each district which is divided among the participants at a district as determined by the manager of that district. The size of the bonus pool is determined based on the attainment of certain financial and other goals. The IC Plans differ in the eligible participants, the calculation of the annual bonuses, the goals, and the percentages of a participant's salary paid as an award. No shares of Company common stock have been authorized for future issuance under the IC Plans and no options, warrants or rights may be granted under the IC Plans. The IC Plans each provide that all or part of an employee's incentive compensation under the IC Plans may, at the discretion of the Board of Directors, be paid in either cash or shares of the Company's common stock, which may be either restricted or unrestricted and may consist of authorized but unissued shares of common stock or shares of common stock reacquired by the Company on the open market. Prior to the payment of any incentive compensation under the IC Plans in the form of shares of the Company's common stock, the Board of Directors must authorize the issuance of such shares.

COMPANY PERFORMANCE

         The following performance graph shows a comparison of cumulative total returns for the Company, the NASDAQ Market Value index and an index of companies selected by the Company having market capitalization similar to that of the Company (the "SMC Group") for the period from January 31, 1999, through January 31, 2004.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS

         Among Layne Christensen Company, The NASDAQ Stock Market (U.S.) Index and a Peer Group

                              [PERFORMANCE GRAPH]

         The cumulative total returns on investment for the Company, the NASDAQ Market Value index and an index of the SMC Group are based on the stock price or index at January 31, 1999. The performance graph assumes that the value of an investment in the Company's common stock and each index was $100 at January 31, 1999, and that all dividends were reinvested. The information presented in the performance graph is historical in nature and is not necessarily indicative of future performance.

         The comparison of cumulative total returns presented in the above graph was plotted using the following index values and common stock price value:

                            1/31/99   1/31/00   1/31/01   1/31/02   1/31/03   1/31/04
                            -------   -------   -------   -------   -------   -------
Layne Christensen Company   $100.00   $ 84.55   $ 68.19   $109.09   $124.36   $181.96
NASDAQ Market Value         $100.00   $160.60   $123.31   $ 60.07   $ 56.78   $ 81.96
SMC Group                   $100.00   $ 77.70   $ 54.23   $ 70.30   $ 94.60   $181.31

SOURCE: Research Data Group, Inc.

         The performance graph compares the performance of the Company with that of the NASDAQ Market Value index and an index of the SMC Group. The Company is not aware of any published industry or line-of-business index in which its common stock is included and was not able to reasonably identify a peer group of issuers on an industry, line-of-business or other basis. The Company believes that it is one of the largest water well drilling, well repair and maintenance and mineral exploration drilling companies in the United States. The Company's competitors primarily are local and regional firms and the Company is not aware of any other publicly held company principally engaged in the Company's line-of-business. Accordingly, in order to provide a more meaningful comparison of cumulative total returns for the Company in the above performance graph, the Company used an index of the SMC Group; companies having market capitalization similar to that of the Company. Companies in the index of the SMC Group are Ashanti Goldfields, Ltd., Cadiz, Inc., Calgon Carbon Corporation, Coeur d' Alene Mines, Hecla Mining Company, Perini Corporation and Waterlink, Inc.

                       OWNERSHIP OF LAYNE CHRISTENSEN COMMON STOCK

         The following table sets forth certain information as of February 29, 2004, except as otherwise provided, regarding the beneficial ownership of Layne Christensen common stock by each person known to the Board of Directors to own beneficially 5% or more of the Company's common stock, by each director or nominee for director of the Company, by each Named Executive Officer, together with two additional individuals who would have met the definition of a Named Executive Officer except for the fact that the individuals were not serving as executive officers of the Company at the end of the Company's fiscal year, and by all directors and executive officers of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more stockholders, as the case may be.

                                                                                 AMOUNT AND
                                                                                 NATURE OF                PERCENTAGE OF
                                                                                 BENEFICIAL                   SHARES
                  NAME                                                          OWNERSHIP(1)              OUTSTANDING(1)
                  ----                                                          ------------              --------------
Strong Capital Management, Inc. (2).......................................      1,627,740                     12.9%
Richard S. Strong (2).....................................................      1,627,740                     12.9%
Van Den Berg Management Inc. (3)..........................................      1,448,717                     11.5%
Wynnefield Partners Small Cap Value Funds (4).............................        929,150                      7.4%
Steel Partners II, L.P. (5)...............................................        889,942                      7.1%
Dimensional Fund Advisors Inc. (6)........................................        760,625                      6.1%
T. Rowe Price Associates, Inc. (7)........................................        719,800                      5.7%
Franklin Resources, Inc. (8)..............................................        530,000                      4.2%
Andrew B. Schmitt.........................................................        367,000(11)                  2.9%
Robert J. Dineen..........................................................        143,933                      1.1%
Donald K. Miller..........................................................        110,234                       *
J. Samuel Butler..........................................................             --                       --
Anthony B. Helfet.........................................................             --                       --
David A. B. Brown.........................................................             --                       --
Warren G. Lichtenstein (9)................................................        889,942                      7.1%
Nelson Obus (10)..........................................................        929,150                      7.4%
H. Edward Coleman.........................................................         64,760                       *
Norman E. Mehlhorn........................................................          8,010                       *
Eric R. Despain...........................................................        118,493(11)                   *
Jerry W. Fanska...........................................................        106,250(11)                   *
Gregory F. Aluce..........................................................         93,018(11)                   *
Steven F. Crooke..........................................................         25,000(11)                   *
All directors and executive officers as a group (12 persons)..............      2,783,020(12)                 21.4%

-------------------
*  Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities and includes shares of common stock issuable pursuant to the exercise of stock options exercisable within 60 days of February 29, 2004. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 12,533,818 shares of common stock outstanding plus 493,499 options exercisable within 60 days of February 29, 2004, where said options are considered deemed shares attributed to a given beneficial owner.

(2) The ownership reported is based on the most recent Schedule 13G of Strong Capital Management, Inc. ("Strong"), and Richard S. Strong, who holds a controlling interest in Strong, filed with the Securities and Exchange Commission on February 17, 2004. The reported securities are owned by various individual and institutional investors for which Strong serves as investment advisor with the power to direct investments and/or vote the securities, including Strong Advisor Small Cap Value fund which owns 1,514,300 or 12.1% of the shares outstanding. The remaining ownership reported is owned by various other accounts for which Strong acts as investment advisor, none of which own more than 5% of the shares outstanding. The business address of Strong is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. The business address of Richard S. Strong is c/o Godfrey & Kahn S.C. 780 N. Water Street, Milwaukee, Wisconsin 53202.

(3) The ownership reported is based upon the most recent Schedule 13G of Van Den Berg Management Inc. ("Van Den Berg") filed with the Securities and Exchange Commission on January 13, 2004. The Schedule 13G reports that as of January 13, 2004, Van Den Berg beneficially owned 1,448,717 shares of the Company's common stock. The business address for Van Den Berg is 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746.

(4) The ownership reported is based upon Amendment No. 2 to the Schedule 13D of Wynnefield Partners Small Cap Value, L.P. ("Partners"), Wynnefield Partners Small Cap Value, L.P. I ("Partners I"), Wynnefield Small Cap Value Offshore Fund, Ltd. ("Offshore Fund"), Channel Partnership II, L.P. ("Channel"), Wynnefield Capital Management, LLC ("WCM"), Wynnefield Capital, Inc. ("WCI"), Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan (the "Profit Sharing Plan"), Nelson Obus ("Obus") and Joshua Landes ("Landes") filed with the Securities and Exchange Commission on February 11, 2004. Partners, Partners I, the Offshore Fund, Channel, WCM, WCI, the Profit Sharing Plan, Obus and Landes are collectively referred to herein as the "Wynnefield Partners Small Cap Value Funds." The Schedule 13D reports that as of February 11, 2004, Partners beneficially owned 318,500 shares of the Company's common stock, Partners I beneficially owned 395,750 shares of the Company's common stock, the Offshore Fund beneficially owned 186,800 shares of the Company's common stock, WCM holds an indirect beneficial interest in the 714,250 shares held by Partners and Partners I, Channel beneficially owned 10,000 shares of the Company's common stock and the Profit Sharing Plan beneficially owned 18,100 shares of the Company's common stock, for a total of 929,150 shares. WCI holds an indirect beneficial interest in the 186,800 shares held by the Offshore Fund and Obus and Landes, as a result of their various positions with the Wynnefield Partners Small Cap Value Funds, hold an indirect beneficial interest in the 929,150 and 901,050 shares, respectively, held by the various entities within the Wynnefield Partners Small Cap Value Funds. The business address for the Wynnefield Partners Small Cap Value Funds is 450 Seventh Avenue, Suite 509, New York, New York 10123.

(5) The ownership reported is based on Amendment No. 2 to the Schedule 13D of Steel Partners II, L.P. ("Steel Partners II"), Steel Partners, L.L.C. ("Partners LLC"), and Warren G. Lichtenstein filed with the Securities and Exchange Commission on February 19, 2004. According to the Schedule 13D, as of the close of business on February 18, 2004, Steel Partners II beneficially owned 889,942 shares, constituting approximately 7.1% of the shares outstanding. As the general partner of Steel Partners II, Partners LLC may be deemed to beneficially own the 889,942 shares owned by Steel Partners II. As the sole executive officer and managing member of Partners LLC, which in turn is the general partner of Steel Partners II, Mr. Lichtenstein may be deemed to beneficially own the 889,942 shares owned by Steel Partners II. Mr. Lichtenstein has sole voting and dispositive power with respect to the 889,942 shares owned by Steel Partners II by virtue of his authority to vote and dispose of such shares. The business address of Steel Partners II, Partners LLC and Mr. Lichtenstein is 590 Madison Avenue, 32nd Floor, New York, New York 10022.

(6) The ownership reported is based upon the most recent Schedule 13G of Dimensional Fund Advisors, Inc. ("Dimensional") filed with the Securities and Exchange Commission on February 6, 2004. Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities of the Company owned by the Funds. For the purposes of reporting requirements of the Securities Exchange Act of 1934,

     Dimensional is deemed to be a beneficial owner of such securities; however, Dimensional expressly disclaims that it is, in fact, the beneficial owner of such securities. The business address of Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(7) According to its most recent Schedule 13G filing with the Securities and Exchange Commission filed February 5, 2004, these securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The business address of Price Associates is 100 East Pratt Street, Baltimore, Maryland 21202.

(8) The ownership reported is based upon the most recent Schedule 13G filed by Franklin Resources, Inc. ("FRI"), Charles B. Johnson ("Charles"), Rupert H. Johnson, Jr. ("Rupert") and Franklin Advisory Services, LLC ("FAS") with the Securities and Exchange Commission on January 27, 2004. The securities reported in such Schedule 13G are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries (the "Adviser Subsidiaries") of FRI. Such advisory contracts grant to such Adviser Subsidiaries all investment and/or voting power over the securities owned by such advisory clients. Charles and Rupert each own in excess of 10% of the outstanding common stock of FRI. As a result, FRI, Charles and Rupert may be deemed to be, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, the beneficial owner of securities held by persons and entities advised by FRI subsidiaries. FRI, Charles, Rupert and each of the Adviser Subsidiaries disclaim any economic interest or beneficial ownership in such securities. The business address for FRI, Charles and Rupert is One Franklin Parkway, San Mateo, California 94403, and the business address for FAS is One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07024.

(9) All such shares are owned by Steel Partners II, L.P. ("Steel Partners II"). Mr. Lichtenstein is Chairman of the Board, Secretary and Managing Member of the general partner of Steel Partners II. Mr. Lichtenstein disclaims beneficial ownership of the shares owned by Steel Partners II, except to the extent of his pecuniary interest therein.

(10) Mr. Obus is president of Wynnefield Capital, Inc. and a managing member of Wynnefield Capital Management, LLC. Both companies have indirect beneficial ownership in securities held in the name of Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Channel Partnership II, L.P. and the Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan, which, combined, own all of the indicated shares.

(11) Includes options for the purchase of 243,750 shares, 50,000 shares, 90,250 shares, 84,499 shares and 25,000 shares of the Company's common stock exercisable within 60 days of February 29, 2004, granted to Messrs. Schmitt, Despain, Fanska, Aluce and Crooke, respectively.

(12) Includes options for the purchase of 493,499 shares of the Company's common stock exercisable within 60 days of February 29, 2004, granted to all directors and executive officers of the Company as a group.

                                     ITEM 2

           APPROVAL OF THE AMENDED AND RESTATED 2002 STOCK OPTION PLAN

         On April 26, 2004, the Company's Board of Directors unanimously adopted the Layne Christensen Company Amended and Restated 2002 Stock Option Plan (the "Plan"), subject to stockholders' approval at the Annual Meeting. The purpose of the amendments to the Plan is to permit grants of non-qualified stock options to non-employee directors. See "Compensation of Directors" under Item 1 above. The aggregate number of shares of common stock, $0.01 par value, of the Company that may be issued pursuant to the exercise of options granted under the Plan is limited to 600,000 shares, subject to increase or decrease in the event of any change in the Company's capital structure. See

"Dilution or Enlargement." Since the Plan was originally approved by the Company's stockholders on May 30, 2002, no options have been granted under the Plan. The Company has registered 300,000 of the shares of common stock underlying options on Form S-8 under the Securities Act of 1933. The Company will register the remaining shares on an as-needed basis.

         The Board of Directors believes that options and awards of Company stock will continue to be a significant benefit to the Company in attracting and retaining key executive employees and, with the amendment, the Plan will provide a long-range incentive for both employees and directors to work for the continued success of the Company. As a result, the Board has recommended that the stockholders of the Company approve the amended Plan.

         The approval of the Layne Christensen Company Amended and Restated 2002 Stock Option Plan requires approval by a majority of the votes cast at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PLAN.

         The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this proxy statement as Appendix B. The amended plan is marked to show the changes proposed to be made to the Plan and approved by stockholders.

         General. The Plan is sponsored by the Company for any employee of the Company, or its subsidiaries, who has made or is expected to make a significant contribution to the Company ("Key Employees") and any non-employee director of the Company. The Company has established the Plan to offer Key Employees and non-employee directors the opportunity to become owners of capital stock of the Company by exercising stock options. The Plan provides for options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options intended to be "nonqualified stock options." Nonqualified stock options are options which are not entitled to the special tax treatment afforded incentive stock options under Section 422 of the Code.

         Purpose. The purpose of the Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in ownership of its Common Stock by certain Key Employees and non-employee directors of the Company. It is generally recognized that stock option plans aid in retaining and encouraging such persons by furnishing a means whereby they can build capital resources and increase their income through the opportunity to participate in the future growth of the business.

         Eligible Participants. Options to purchase shares of common stock may be granted under the Plan to Key Employees of the Company and its subsidiaries and non-employee directors of the Company, except that no incentive stock option may be granted under the Plan to (i) any non-employee director of the Company or
(ii) any employee who, immediately before the option is granted, owns (either directly or by application of the rules contained in Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries. This ownership limitation does not apply if at the time the incentive stock option is granted (i) the option price is at least 110% of the fair market value of the stock subject to such incentive stock option, and (ii) such incentive stock option will expire no later than five years from the date on which it is granted.

         In addition, the aggregate fair market value (as of the grant date) of common stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the Plan or under any other plan of the Company or its subsidiaries which qualifies as an incentive stock option plan under Section 422 of the Code) may not exceed $100,000. To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as nonqualified stock options.

         As of April 30, 2004, the Company had not granted options to purchase any shares of common stock pursuant to the Plan. The number and dollar amount of benefits that will be received by or allocated to each officer or director named in the Summary Compensation Table under "Executive Compensation and Other Information -- Executive Compensation" in Item 1, all executive officers as a group, all directors who are not executive officers as a group, and all employees, including officers who are not executive officers, as a group under the Plan therefore are not currently determinable.

         Administration of the Plan. The Plan is currently administered by the Company's Board of Directors. The Board is permitted, however, to delegate its discretionary authority over the Plan to a committee of the Board (the "Committee"). Any reference hereafter made to the Committee shall mean either the Board or the Committee, as the case may be. Members of the Committee may be removed at the discretion of the Board.

         The Committee is authorized to interpret the Plan and to adopt rules from time to time to carry out the Plan. Any interpretations or rules in regard to incentive stock options shall be consistent with the basic purpose of the Plan to grant incentive stock options within the meaning of Section 422(b) of the Code. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan.

         Terms of Options. Each option shall be evidenced by a written stock option agreement, executed by the optionee and an authorized officer of the Company. The terms and conditions of a stock option agreement shall be consistent with the Plan, but the Committee has the authority to include terms and conditions not inconsistent with the Plan. Stock option agreements evidencing incentive stock options shall contain such terms and conditions necessary to qualify such options as incentive stock options under Section 422(b) of the Code. There is no obligation to grant any two options on the same terms, and options granted at the same time to different individuals or at different times to the same individual may have different terms.

         Subject to the provisions of the stock option agreement and the other restrictions contained in the Plan, an option becomes exercisable at such times and in such installments (which may be cumulative) as the Committee provides in the terms of each individual option. The period during which an option (or installment) may be exercised (the "option period") terminates at such times as the Committee provides in the terms of each individual option. The Committee may adopt a resolution after an option is granted which accelerates the option period. No option may be exercised to any extent by anyone after the first to occur of the following events:

                  (a) in the case of an incentive stock option, the expiration of ten years from the date the incentive stock option is granted;

                  (b) if an optionee owned (either directly or by application of the rules contained in Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries immediately before an incentive stock option is granted to such optionee, then the expiration of five years from the date the incentive stock option is granted;

                  (c) with respect to options granted to an employee, the expiration of 30 days from the time of the optionee's termination of employment unless such termination of employment results from his or her death;

                  (d) with respect to options granted to an employee, the expiration of 90 days from the time of the optionee's termination of employment by reason of his or her death;

                  (e) with respect to options granted to a director, the expiration of 30 days from the date of the director's termination of service unless such termination of service results from his or her death;

                  (f) with respect to options granted to a director, the expiration of 90 days from the date of the director's termination of service by reason of his or her death; or

                  (g) the optionee engages in willful misconduct which injures the Company or any of its subsidiaries.

         Notwithstanding subsections (c) through (f) above, with respect to options granted to an individual who is both an employee and a director, (i) in the event the individual ceases to be a director but continues to remain an employee, the option shall be treated as an option granted to an employee with subsections (e) and (f) being inapplicable; and (ii) in the event the individual ceases to be an employee but continues to remain as a director, the option shall be treated as an option granted to a director with subsections (c) and (d) being inapplicable.

         Except as set forth in subsections (c) and (d) above, an incentive stock option is not exercisable during the option period unless the optionee has been continuously employed by the Company or a subsidiary from the date the incentive stock option was granted until its date of exercise.

         Price. The price of the shares subject to each option is determined by the Committee and set forth in the respective stock option agreement. The price for shares subject to an incentive stock option may not be less than 100% of the fair market value of such shares on the date the option is granted, except that the price per share may not be less than 110% of the fair market value of such shares on the date an incentive stock option is granted in the case of an optionee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries.

         Payment for Shares. An option may be exercised by delivery to the Secretary of the Company the following items during the time such option is exercisable:

                  (a) Notice stating that the option (or portion thereof) is exercised, in a form complying with all applicable rules established by the Committee; and

                  (b) Full payment (in cash, by check or by delivering certificates of common stock with a fair market value equal to the purchase price) for the shares subject to such option, and for all amounts the Company is required to withhold under applicable law.

         Amendment and Termination of the Plan. The Plan will terminate on February 29, 2012, except as to options then outstanding under the Plan. Options which are outstanding on the date of such termination shall remain in effect until they have been exercised or have expired.

         The Committee has the right to amend, modify or terminate the Plan. With the exception of those amendments described under "Dilution or Enlargement," however, the Committee must seek stockholder approval in order to:
(a) increase the maximum number of shares subject to the Plan, (b) alter the eligibility requirements under the Plan, (c) extend the period during which options may be granted or exercised, (d) change the provisions as to option price (other than to change the manner of determining fair market value of shares to conform with applicable law), or (e) amend or modify the Plan in any manner requiring stockholder approval pursuant to Securities and Exchange Commission Rule 16b-3. No amendment, modification or termination of the Plan may adversely affect the rights of any optionee under any then outstanding option granted under the Plan without the consent of that optionee.

         Dilution or Enlargement. In the event the common stock is changed into or exchanged for a different number or kind of securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares (a) as to which options may be granted, including adjustments of the aggregate number of shares which may be issued under the Plan; and (b) as to which options, or portions thereof unexercised, shall be exercisable, such that after such event each optionee's proportionate interest shall be maintained as before the occurrence of such event. No such adjustment shall be made which would disqualify an incentive stock option within the meaning of Section 424(h) of the Code. Any adjustment to an outstanding option shall be made with any necessary corresponding adjustment in option price per share and without change in the total price applicable to the options or the unexercised portion of the options (except for any change in the aggregate price resulting from rounding-off of share quantities or prices). Any such adjustment made by the Committee shall be final and binding upon all optionees, the Company and all other interested persons.

         Employee Retirement Income Security Act of 1974. The Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974.

         Assignment. An option granted pursuant to the Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution, and during the lifetime of the optionee, the option shall be exercisable only by the optionee.

         Miscellaneous Information. The Plan provides that the shares of common stock issued upon the exercise of options granted thereunder shall consist of authorized but unissued shares of common stock or shares of common stock reacquired by the Company. Shares of common stock subject to options granted under the Plan which expire or terminate without being exercised in full become available, to the extent unexercised, for future grants under the Plan.

         No optionee shall be deemed to be a holder of any shares of common stock subject to an option granted under the Plan unless and until certificates for such shares are issued to such optionee under the terms of the Plan.

         The market value of the common stock of the Company on April 30, 2004, computed by reference to the last sale price of the common stock, was $175,262,506.98.

         Federal Income Tax Consequences -- General. The following is a brief discussion of the federal income tax consequences of grants, exercises and sales of stock received pursuant to the exercise of stock options granted under the Plan. This summary is based on the laws in effect at the time of preparation of this document. This discussion is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

         Incentive Stock Options ("ISOs"). Except for alternative minimum tax purposes, an optionee will not recognize taxable income and the Company will not be entitled to a tax deduction with respect to the grant or exercise of an ISO. If shares of common stock are issued to an optionee pursuant to the exercise of an ISO, and (a) no disposition of such shares is made by the optionee within two years after the date of grant and (b) no disposition of such shares is made by the optionee within one year after the transfer of such shares of common stock to the optionee, then (i) upon the sale of such shares of common stock, any amount realized in excess of the option price will be taxable to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss; and (ii) no deduction will be allowed to the Company for federal income tax purposes.

         If the shares of common stock acquired by an optionee upon exercise of an ISO are disposed of prior to the expiration of either holding period described above, generally (i) the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares of common stock at exercise (or, if less, the amount on the disposition of such shares of common stock) over the exercise price the optionee paid for such shares of common stock; and (ii) the Company will be entitled to deduct for federal income tax purposes the amount included as ordinary income by the optionee, subject to applicable income tax withholding requirements and the limitations imposed by the Code on the deduction of such amounts. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be.

         Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option by the optionee will generally be taxed as the exercise of a non-qualified stock option.

         The exercise of an ISO may give rise to an increase in alternative minimum taxable income that could result in alternative minimum tax liability for the optionee, unless the optionee engages, within the same year of exercise, in a disqualifying disposition of the shares of common stock received upon exercise. In substance, an optionee is required to pay the higher of his or her alternative minimum tax liability or his or her "regular" income tax liability. As a result, an optionee has to determine his or her potential liability under the alternative minimum tax.

         In general, for purposes of determining an optionee's alternative minimum taxable income, the exercise of an ISO will be treated essentially as if it were the exercise of a non-qualified stock option. As a result, the rules of
Section 83 of the Code relating to transfers of property, including restricted property, will apply in determining an optionee's alternative minimum taxable income. Consequently, generally, if an optionee exercises an ISO with respect to unrestricted shares of common stock the optionee will have income, for purposes of determining his or her alternative minimum tax, in an amount equal to the difference between the option price for the shares of common stock and the fair market value of the shares of common stock on the date of exercise.

         Non-Qualified Stock Options ("NQSOs"). Except as noted below for corporate insiders, with respect to NQSOs: (i) an optionee will not recognize any income at the time the option is granted; (ii) generally, at exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price the optionee paid for the shares and the fair market value of the shares of common stock, if unrestricted, on the date of exercise; and (iii) upon sale of the shares acquired, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the optionee has held the shares of common stock.

         If an optionee is a corporate insider, the optionee will generally be taxed immediately upon the exercise of a NQSO, provided at least six months have elapsed from the date of option grant to the date of exercise. The tax rules discussed above with respect to NQSOs will generally apply to insiders as well as non-insiders. However, insiders are subject to special rules with respect to options exercised within six months from the date of grant and with respect to options which are exercised at a time when the exercise price exceeds the fair market value of the stock (i.e., "out-of-the-money options").

         The Company is generally entitled to an income tax deduction with respect to the exercise of a NQSO equal to the amount included as ordinary income at the time such amount is included in the optionee's income, subject to applicable income tax withholding requirements and the limitations imposed by the Code upon the deduction of such amounts.

         Stock for Stock Exercises. Under the Plan, the Company may permit an optionee to pay some or all of the exercise price by using shares of common stock which have been owned by the optionee for some period of time. (Generally, such period of time will be at least six months.) Based upon several published but non-binding rulings of the Internal Revenue Service, the tax consequences for such so-called "stock for stock exercises" will differ depending on the facts surrounding this method of exercise. For example, if an optionee were to constructively pay the exercise price of an ISO with shares previously acquired through the exercise of an ISO that had not yet been held by the optionee for the required ISO holding period, under current tax law the optionee will be deemed to have engaged in a disqualifying disposition and thus will recognize compensation income on such constructively paid ISO shares equal to the difference between the original option price and the fair market value at the time the original ISO was exercised.

         The Plan is not one which can be qualified under section 401(a) of the Code.

         THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF OPTIONS UNDER THE PLAN. AMONG OTHER ITEMS, SUCH DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. SUCH DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.

                                     ITEM 3

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has selected the independent certified public accounting firm of Deloitte & Touche LLP as the Company's independent auditors to audit the books, records and accounts of the Company for the year ending January 31, 2005. Stockholders will have an opportunity to vote at the Annual Meeting on whether to ratify the Audit Committee's decision in this regard.

         Deloitte & Touche LLP has served as the Company's independent auditors since fiscal 1990. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FEES AND SERVICES

         During fiscal 2003 and 2004, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") provided various audit and non-audit services to the Company as follows:

         (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-Q reports.

                            Fiscal 2003       Fiscal 2004
                            -----------       -----------
                            $   356,200       $   423,500

         (b) Audit-Related Fees: Audit-related fees include benefit plan audits and consultation on various matters, including the status of Sarbanes-Oxley implementation.


                            Fiscal 2003       Fiscal 2004
                            -----------       -----------
                            $    34,500       $    49,300

         (c) Tax Fees: Tax fees include income tax consultation, including a study in 2004 on the deductibility of certain travel-related costs.


                            Fiscal 2003       Fiscal 2004
                            -----------       -----------
                            $    49,900       $   217,300

         (d) All Other Fees: All other fees relate to business consultation for the Company's foreign subsidiaries. The Company did not incur any fees relating to the design and implementation of financial information systems in either fiscal 2003 or fiscal 2004.


                            Fiscal 2003       Fiscal 2004
                            -----------       -----------
                            $     9,700       $     3,900

         The Audit Committee of the Board of Directors has considered whether provision of the services described in sections (b), (c) and (d) above is compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Deloitte & Touche's independence.

         The Audit Committee's Policy for the Approval of Audit, Audit-Related, Tax and Other Services provided by the Independent Auditor provides for the pre-approval of the scope and estimated fees associated with the current year audit. The policy also requires pre-approval of audit-related, tax and other services specifically described by management on an annual basis and, furthermore, additional services anticipated to exceed the specified pre-approval limits for such services must be separately approved by the Audit Committee. Finally, the policy outlines nine specific restricted services outlined in the SEC's rule on auditor independence that are not to be performed by the independent auditor. None of the services performed by Deloitte & Touche, as described above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

         Submission of the selection of the independent auditors to the stockholders for ratification will not limit the authority of the Audit Committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated. If the stockholders do not ratify the selection of Deloitte & Touche at the Annual Meeting, the Company intends to call a special meeting of stockholders to be held as soon as practicable after the Annual Meeting to ratify the selection of another independent certified public accounting firm as independent auditors for the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE SELECTION OF DELOITTE & TOUCHE LLP.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and certain persons who own more than 10% of the Company's outstanding common stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership in Layne Christensen common stock and other equity securities. SEC regulations require directors, executive officers and certain greater than 10% stockholders to furnish Layne Christensen with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to Layne Christensen and written representations that no other reports were required, during the fiscal year ended January 31, 2004, all
Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were met.

                          OTHER BUSINESS OF THE MEETING

         The Board of Directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this Proxy Statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Stockholders, containing financial statements for the fiscal year ended January 31, 2004, is being mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. Such Annual Report is not to be regarded as proxy solicitation material.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2004 (THE "FORM 10-K"), EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF RECORD AS OF APRIL 5, 2004, UPON WRITTEN REQUEST ADDRESSED TO THE ATTENTION OF THE SECRETARY OF LAYNE CHRISTENSEN AT 1900 SHAWNEE MISSION PARKWAY, MISSION WOODS, KANSAS 66205. The Company's Form 10-K is also available on its website at www.laynechristensen.com. Layne Christensen will provide a copy of any exhibit to the Form 10-K to any such person upon written request and the payment of the Company's reasonable expenses in furnishing such exhibits.

                           ADVANCE NOTICE PROCEDURES/
                    STOCKHOLDER NOMINATION SUBMISSION PROCESS

         Under the Company's bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Company's Secretary (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 120 or more than 150 days prior to the first anniversary of the preceding year's annual meeting -- that is, with respect to the 2005 annual meeting, between January 4 and February 3, 2005. In addition, any stockholder who wishes to submit to the Board a potential candidate for nomination to the Board must deliver written notice of the nomination within this time period. Such stockholder's notice shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director:

                  (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

                  (b) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote in the election of directors at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                  (c) the name and address of such stockholder, as it appears on the corporation's books, and of the beneficial owner, if any, on whose behalf the nomination is made;

                  (d) the class and number of shares of the corporation which are owned beneficially and of record by the nominating stockholder and each nominee proposed by such stockholder;

                  (e) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                  (f) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to Regulation 14A (17 C.F.R.
         Section 240.14a-1 et seq.) as then in effect under the Securities Exchange Act of 1934, as amended ("Exchange Act"), had the nominee been nominated, or intended to be nominated, by the board of directors; and

                  (g) the consent of each nominee to serve as a director of the corporation if so elected.

The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation.

         These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         It is presently anticipated that the 2005 Annual Meeting of Stockholders will be held on June 2, 2005. Stockholder proposals intended for inclusion in the proxy statement for the 2005 Annual Meeting of Stockholders must be received at the Company's offices, located at 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205, within a reasonable time before the solicitation with respect to the meeting is made, but in no event later than January 3, 2005. Such proposals must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission. Stockholder proposals should be addressed to the attention of the Secretary or Assistant Secretary of Layne Christensen.

                                            By Order of the Board of Directors.

                                            Steven F. Crooke
                                            Vice President--General Counsel
                                                      and Secretary

May 7, 2004
Mission Woods, Kansas

                                   APPENDIX A

                      AMENDED AND RESTATED CHARTER OF THE
                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                           LAYNE CHRISTENSEN COMPANY

I.       PURPOSE

         The primary function of the Audit Committee of the Board of Directors (the "Board") of Layne Christensen Company (the "Company") is to assist the Board in fulfilling its oversight of (a) the Company's compliance with legal and regulation requirements, (b) the independent auditors qualifications and independence, (c) the performance of the Company's internal audit function, if any, and independent auditors, (d) the accounting and financial reporting process of the Company and the audits of the financial statements of the Company, and (e) the system of internal controls and disclosure controls and procedures established by management. The Audit Committee is expected to maintain and encourage free and open communication with the independent auditors, the internal auditors, if any, management of the Company and the Board, and should foster adherence to, the Company's policies, procedures and practices at all levels.

II.      COMPOSITION AND STRUCTURE OF THE AUDIT COMMITTEE

         A. INDEPENDENCE. The Audit Committee shall be comprised of three or more independent directors as determined by the Board. The Audit Committee shall report to the Board. No member of the Audit Committee may be an "affiliated person" of the Company or any of its subsidiaries or receive any advisory, consulting or compensatory fee except as a Board member. Each member shall also be free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a member of the Audit Committee. Examples of such relationships include, but are not limited to:

                  1. an Audit Committee member being employed by the Company or any of its affiliates for the current year or any of the past three years.

                  2. an Audit Committee member or his or her family member accepting, directly or indirectly, any compensation from the Company or any of its affiliates during the previous fiscal year, other than compensation for service as a member of the Board.

                  3. an Audit Committee member's family member being currently or during the past three years, employed by the Company or any of its affiliates as an executive officer.

                  4. an Audit Committee member being a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the organization's consolidated revenues for that year, or $200,000, whichever is more, in the current or any of the past three years.

                  5. an Audit Committee member or his or her family member being employed as an executive of another entity where any of the Company's executives serves on that entity's compensation committee.

                  6. an Audit Committee member or his or her family member being, currently or during any of the last 3 years, a partner or employee of the Company's independent auditors and working on the Company's audit, at any time, during the past three years.

For purposes of this Charter the term "family member" means any person's spouse, parent, child and sibling, whether by blood, marriage or adoption, or anyone residing in such person's home.

         B. QUALIFICATIONS. All members of the Audit Committee must be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, resulting in such member being financially sophisticated, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company or any subsidiary at any time during the past three years.

         Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next annual organizational meeting of the Board or until their successors shall be duly elected and qualified.

         C. CHAIRPERSON. The Board shall elect one member of the Audit Committee to serve as the Chairperson. The Chairperson shall be responsible for the overall leadership of the Audit Committee, including presiding over the meetings, reporting to the Board and acting as a liaison with the Chief Executive Officer, the Chief Financial Officer and the lead independent audit partner.

III.     MEETING REQUIREMENTS

         Except as provided by Section IV.B.2, the Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. At least annually, a separate executive session will be held with corporate management to discuss privately any matters corporate management or the Audit Committee deems necessary. The Audit Committee shall also hold the meetings set forth in Section IV hereto.

IV.      RESPONSIBILITIES AND DUTIES

         A. INDEPENDENT AUDITORS. The Audit Committee is responsible for the following:

                  1. Appointing, compensating, terminating and overseeing the work of the independent auditors employed by the Company for the purpose of preparing and issuing an audit report or related work. Accordingly, the independent auditors shall report directly to the Audit Committee and shall, in all respects, be accountable to the Audit Committee.

                  2. Evaluating the Company's independent auditors, after considering their independence and effectiveness, and approving the fees and other compensation to be paid to the independent auditors.

                  3. Reviewing the performance of the independent auditors and approving any proposed discharge of the independent auditors when circumstances warrant.

                  4. At least annually, consulting with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements and to discuss privately any matters the independent auditors or the Audit Committee deems necessary.

                  5. Resolving disagreements, if any, between management and the independent auditors regarding financial reporting.

                  6. At least annually, reviewing and discussing with the independent auditors all significant relationships they have with the Company and obtaining a written statement from the independent auditors to determine and confirm their independence in relation to the Company.

                  7. Reviewing and approving the overall nature and scope of the audit process, receive and review all reports and recommendations of the independent auditors and providing the independent auditors complete access to the Audit Committee and the Board to discuss all appropriate matters.

                  8. Pre-approving all audit and permitted non-audit services; provided, however, the following services cannot be provided even with Audit Committee approval, unless the Public Accounting

         Oversight Board (established pursuant to the Sarbanes-Oxley Act of
         2002) approves an exemption on a case by case basis: (A) bookkeeping or other services related to the accounting records or financial statements of the Company; (B) financial information systems design and implementation; (C) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (D) actuarial services; (E) internal audit outsourcing services; (F) management functions or human resources; (G) broker-dealer, investment adviser, or investment banking services; (H) legal services and expert services unrelated to the audit; and (I) any other service that the Public Accounting Oversight Board determines, by regulation is not permissible.

                  9. At least annually, obtaining and reviewing a report by the independent auditors describing (A) the firm's internal quality-control procedures; (B) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (C) a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1.

                  10. Actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

         B. FINANCIAL REPORTING PROCESS. The Audit Committee is responsible for:

                  1. Reviewing and discussing with management and the independent auditors the annual audited financial statements, including any opinion, certification, annual report on Form 10-K submitted to the SEC or other annual report sent to stockholders, along with the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to determine that they are satisfied with the disclosures and content of the financial statements for presentation to the stockholders and others.

                  2. Reviewing and discussing with management and the independent auditors the quarterly financial statements, including any opinion, certification, quarterly report on Form 10-Q submitted to the SEC or other quarterly report sent to stockholders, along with the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to determine that they are satisfied with the disclosures and content of the financial statements for presentation to the stockholders and others; provided, however, this review and discussion may be performed by the entire Audit Committee or, in the alternative, the Chairperson of the Audit Committee or designee Audit Committee member, and other members as deemed appropriate by the Chairperson.

                  3. Reviewing and discussing with management earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

                  4. Discussing with management and the independent auditors the content of the Company's financial statements including quality of earnings, review of reserves and accruals, suitability of accounting principles, quality and adequacy of internal controls and disclosure controls and procedures, review of highly judgmental areas, recorded and unrecorded audit adjustments and other inquiries as may be appropriate.

                  5. Instructing management and the independent auditors to notify at least one member of the Audit Committee prior to the date the Company issues its quarterly press release as to whether or not either management or the independent auditors are aware of any of the following matters and, if so, the details regarding any matter:

                           a.       A change in a significant accounting policy.

                           b. A change in the process for determining significant estimates.

                           c. Significant adjustments as a result of the limited review by the independent auditors.

                           d. Disagreements between the independent auditors and management regarding accounting principles, estimates, scope of work or disclosures.

         C. PROCESS IMPROVEMENT. In conjunction with the Audit Committee's review of financial statements and reports, the Audit Committee shall, as appropriate:

                  1. Obtain and review reports from Management regarding internal controls and disclosure controls and procedures.

                  2. Obtain and review reports submitted by the independent auditors regarding the Company's critical accounting policies and alternative treatment of financial information.

                  3. Obtain and review information from each of management and/or the independent auditors regarding any significant management judgments or significant adjustments made in preparation of the financial statements and the view of each as to appropriateness of such judgments and adjustments.

                  4. Discuss policies with respect to risk assessment and risk management.

                  5. Meet separately with management, with internal auditors, if applicable, and with independent auditors, in each case, on a periodic basis.

                  6. Review with the independent auditors any audit problems or difficulties and management's response.

                  7. Set clear policies for the Company with respect to hiring employees or former employees of the independent auditors.

                  8. If an internal audit function is maintained, the following should be performed:.

                           a. Maintain free and open communication between the Audit Committee and the staff performing the internal audit function to confirm and ensure their continual independence and objectivity.

                           b. Review the overall internal audit function of the Company including the Internal Audit Charter, reporting obligations and the qualifications of the internal audit employees.

                           c. Review the proposed internal audit plan on an annual basis, and continually monitor the department's performance against the plan.

                           d. Review internal audit reports to be aware of any potentially significant issues or control weaknesses and corporate management's responses to these issues.

                  9. If an internal audit function is not maintained, ensure management has taken the necessary steps (i.e., outsourcing, internal reviews, etc.) to ensure appropriate internal control reviews are performed.

         D. ETHICAL AND LEGAL COMPLIANCE. The Audit Committee shall, as appropriate:

                  1. Adopt and implement a policy to receive, handle, retain complaints regarding accounting, internal controls, disclosure controls and procedures or auditing matters, keep confidential certain complaints, and keep confidential the identity of certain employees making such complaints.

                  2. Investigate, as it deems appropriate, any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose, as deemed necessary.

                  3. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

                  4. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

                  5. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

         E.       OTHER FUNCTIONS. The Audit Committee shall also:

                  1. As it deems necessary to carry out its business, (a) engage independent counsel (legal or accounting) or other advisors and
         (b) obtain advice and assistance from such counsel or advisors.

                  2.       Perform an annual evaluation of its performance.

                  3. Review, reassess and approve the adequacy of the Audit Committee Charter on an annual basis and adopt amendments as needed.

                  4. Prepare minutes of all Audit Committee meetings and regularly report all Audit Committee activities to the full Board of Directors with the issuance of an annual Audit Committee Report to be included in the proxy statement for submission to the shareholders.

                  5. Review with corporate management, the independent auditors and the internal auditors, if applicable, any legal matters, risks or exposures that could have a significant impact on the financial statements and what steps management has taken to minimize the Company's exposure.

V.       FUNDING

         The Company shall make available to the Audit Committee appropriate funds for the payment by the Company of compensation:

                           (A) to the Company's independent auditors employed by the Company for the purpose of rendering or issuing an audit report; and

                           (B) to any counsel or advisers engaged by or on behalf of the Audit Committee.

                                   APPENDIX B

                           LAYNE CHRISTENSEN COMPANY
                             2002 STOCK OPTION PLAN

                            (AMENDED AND RESTATED)



                  Layne Christensen Company, a Delaware corporation (the "Company"), desired to provide additional incentive for key Employees to promote the success of the Company and any subsidiaries by allowing such Employees to share in the future growth of the business and to participate in the ownership of the Company. Accordingly, the Company established the 2002 Stock Option Plan of Layne Christensen Company (the "Plan") to offer eligible Employees the opportunity to become owners of capital stock of the Company under stock options, certain of which are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, and certain of which are intended to be nonqualified stock options. The Plan was initially adopted, effective March 1, 2002. Subject to shareholder approval, the Plan is hereby amended and restated effective June 3, 2004, to permit grants of nonqualified stock options to non-Employee Directors.


                                    ARTICLE I
                                   DEFINITIONS

                  Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

                  1.1 BOARD -- "Board" shall mean the Board of Directors of the Company. Members of the Board shall be referred to as "Directors."


                  1.2 CHANGE OF CONTROL -- "Change of Control" for purposes of this Plan shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (in effect on the date hereof) promulgated under the Exchange Act, as in effect on the date hereof; provided, however, that, without limitation, such a Change of Control shall be deemed to occur when either (i) a person acquires beneficial ownership (as defined by Securities and Exchange Commission Rule 13d-3) of 25% or more of the combined voting power of the Company's voting securities, or (ii) less than a majority of the Directors are persons who were either nominated or selected by the Board.


                  1.3 CODE -- "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  1.4 COMMITTEE - "Committee" means (i) the Board or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan.

                  1.5 COMPANY -- "Company" shall mean Layne Christensen Company, a Delaware corporation.

                  1.6 EMPLOYEE -- An individual employed by the Company or a Subsidiary.

                  1.7 EXCHANGE ACT -- "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  1.8 FAIR MARKET VALUE - the "Fair Market Value" of a share of the Stock as of any applicable date shall be:

                           (a) the closing price of the Stock on the principal exchange on which shares of the Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred;

                           (b) if the Stock is not so listed on a principal exchange but is traded on the Nasdaq Stock Market (whether Nasdaq National Market or Nasdaq Small Cap Market), the closing price, regular way, of the security on the Nasdaq Stock Market on the day previous to such date, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was a reported sale, or

                           (c) if the Stock is not listed for trading on a principal exchange or the Nasdaq Stock Market, the average of the closing bid and asked prices as reported by the Nasdaq Over the Counter Bulletin Board, or, if no such prices shall have been so reported for such date, on the latest preceding date for which such prices were reported; or

                           (d) if the Stock is not publicly traded on an exchange and is not listed on the Nasdaq Stock Market, the Nasdaq Over the Counter Bulletin Board or a successor quotation system, the fair market value of the security as determined in good faith by the Committee.

                  1.9 INCENTIVE STOCK OPTION -- "Incentive Stock Option" shall mean an option granted hereunder which qualifies under Section 422 of the Code as an incentive stock option and which is designated as an Incentive Stock Option by the Committee.

                  1.10 KEY EMPLOYEE -- "Key Employee" shall mean any Employee of the Company who, in the sole discretion of the Committee, has made or is expected to make, a significant contribution to the Company.

                  1.11 NONQUALIFIED STOCK OPTION -- "Nonqualified Stock Option" shall mean an option granted hereunder which is not an Incentive Stock Option and which is designated as a Nonqualified Stock Option by the Committee.

                  1.12 OFFICER -- "Officer" shall mean an officer of the Company or any Subsidiary as defined in the Securities and Exchange Commission Rule 16a - 1(f), as amended.

                  1.13 OPTION -- "Option" shall mean an option to purchase common stock of the Company granted under the Plan. "Option" includes both Incentive Stock Options and Nonqualified Stock Options.


                  1.14 OPTIONEE -- "Optionee" shall mean an Employee or Director to whom an Option has been granted under the Plan.


                  1.15 OPTION PERIOD -- "Option Period" shall mean the period during which an Option may be exercised as determined by the Committee under the terms of Section 4.3(a) hereof and as set forth in the individual Option Agreement.


                  1.16 PLAN -- "Plan" shall mean the 2002 Stock Option Plan of Layne Christensen Company, as amended and restated.



                  1.17 SECURITIES ACT -- "Securities Act" shall mean the Securities Act of 1933, as amended.



                  1.18 STOCK -- "Stock" or "Shares" shall mean shares of the common stock of the Company.

                  1.19 SUBSIDIARY -- "Subsidiary" or "Subsidiaries" shall mean subsidiary corporations or a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.



                  1.20 TERMINATION OF EMPLOYMENT -- "Termination of Employment" shall mean the time when the employer-employee relationship between the Company or a Subsidiary and the Optionee ceases for any reason. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment including, but not limited to, whether a particular leave of absence constitutes a Termination of Employment; provided, however, that with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable rulings and regulations under such Section.



                  1.21 TERMINATION OF SERVICE -- "Termination of Service" shall mean the time when a Director ceases to be a Director of the Company. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Service.


                                   ARTICLE II
                              STOCK SUBJECT TO PLAN

                  2.1 STOCK SUBJECT TO PLAN -- Options granted under this Plan shall be granted solely with respect to shares of Stock. Subject to any adjustments made pursuant to the provisions of Section 2.4 hereof, the aggregate number of shares of stock which may be issued under this Plan shall not exceed 600,000. The shares of Stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company.

                  2.2 INCENTIVE STOCK OPTION - $100,000 LIMITATION -- The aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan (or any other plan of the Company or its Subsidiaries which qualifies as an incentive stock option plan under Section 422 of the Code) shall not exceed $100,000. If the fair market value (determined as of the time the Option is granted) of the Stock with respect to which Options are exercisable by an Optionee exceeds $100,000 during any calendar year, the amount in excess of $100,000 shall be treated as Options which are not Incentive Stock Options.

                  2.3 UNEXERCISED OPTIONS -- If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be made available for grant hereunder, subject to the limitations of Sections 2.1 and 2.2.

                  2.4 ADJUSTMENTS IN COMPANY'S SHARES -- In the event the Stock is changed into or exchanged for a different number or kind of securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares (a) as to which Options may be granted, including adjustments of the limitation in Section 2.1; and (b) as to which Options, or portions thereof unexercised, shall be exercisable, to the end that after such event each Optionee's proportionate interest shall be maintained as before the occurrence of such event; provided, however, that no such adjustment shall be made which would disqualify an Incentive Stock Option within the meaning of Section 424(h) of the Code. Such adjustment in an outstanding Option shall be made with any necessary corresponding adjustment in Option price per share and without change in the total price applicable to the Options or the unexercised portion of the Options (except for any change in the aggregate price resulting from rounding-off of share quantities or prices). Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

                                   ARTICLE III
                       ELIGIBILITY AND GRANTING OF OPTIONS

         3.1      ELIGIBILITY --


                  (a) Subject to the restrictions on the granting of Incentive Stock Options set forth below in subsection (b), Options to purchase shares of Stock shall be granted under this Plan only to Directors of the Company and Key Employees of the Company and its Subsidiaries.



                  (b) Incentive Stock Option - Ownership Limitation -- Notwithstanding the provisions of subsection (a), no Incentive Stock Option shall be granted under this Plan to (i) any non-Employee Director of the Company or (ii) any Employee of the Company or its Subsidiaries who, immediately before the Option is granted, owns (either directly or by application of the rules contained in Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries. The ownership limitation in subsection (b)(ii) shall not apply if at the time the Incentive Stock Option is granted (x) the option price is at least 110% of the fair market value of the stock subject to such Incentive Stock Option, and (y) such Incentive Stock Option will expire no later than five years from the date on which it is granted.


         3.2      GRANTING OF OPTIONS --

                  (a) The Committee shall from time to time and in its absolute discretion:


                           (i) Determine which Directors and Key Employees (including those to whom Options have been previously granted under the Plan) should be granted Options;



                           (ii) Determine the number of shares to be subject to such Options granted to such selected Directors and Key Employees, and, subject to the limits imposed under this Plan, determine whether such Options are to be Incentive Stock Options or Nonqualified Stock Options; and


                           (iii) Determine the terms and conditions of such Options, consistent with the Plan.


                  (b) Upon the selection of a Director or Key Employee to be granted an Option, the Committee shall grant such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Optionee that the Optionee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.



                  (c) No Option may be granted hereunder after ten (10) years from the earlier of (i) the date the Plan was originally adopted by the Committee or (ii) the date the Plan was originally approved by the stockholders of the Company.


                  (d) An Option shall be deemed granted on the date the Committee approves the granting of such Option; provided, however, that any Option shall terminate thirty (30) days after the date upon which it shall have been granted unless a Stock Option Agreement duly executed by the Optionee shall have been redelivered to the Company within such thirty (30) day period.

                                   ARTICLE IV
                                 TERMS OF OPTION

                  4.1 OPTION AGREEMENT -- Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company. The terms and conditions of a Stock Option Agreement shall be consistent with the Plan, but the Committee shall have the power and authority to include such other terms and conditions which are not inconsistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

                  4.2 OPTION PRICE -- The price of the shares subject to each Option shall be determined by the Committee and set forth in the respective Stock Option Agreement; provided, however, that the price per share for shares subject to an Incentive Stock Option shall (i) be not less than 100% of the Fair Market Value of such shares on the date such Incentive Stock Option is granted and (ii) be not less than 110% of the Fair Market Value of such shares on the date such Incentive Stock Option is granted in the case of a grant to an Optionee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries.

                  4.3      PERIOD AND EXERCISE OF OPTION --

                           (a) PERIOD -- Subject to the provisions of the Stock Option Agreement and the other restrictions contained in the Plan, an Option shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option Agreement, and the period during which such Option (or installment) may be exercised shall terminate at such times as the Committee shall provide in the terms of each individual Option Agreement. The Committee may adopt a resolution after an Option is granted and on such terms and conditions as it deems appropriate whereby the time during which such Option or any portion thereof may be exercised is accelerated. Each Option shall expire, in all cases, upon the first to occur of the following events:

                                    (i)      in the case of an Incentive Stock
                  Option, the expiration of ten (10) years from the date the Incentive Stock Option is granted;

                                    (ii)     if an Optionee owned (either
                  directly or by application of the rules contained in Section 425(d) or the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries immediately before an Incentive Stock Option is granted to such Optionee, then the expiration of five (5) years from the date the Incentive Stock Option is granted;


                                    (iii)    with respect to Options granted to
                  an Employee, the expiration of thirty (30) days from the time of the Optionee's Termination of Employment unless such Termination of Employment results from his or her death;



                                    (iv)     with respect to Options granted to
                  an Employee, the expiration of ninety (90) days from the time of the Optionee's Termination of Employment by reason of his or her death;



                                    (v)      with respect to Options granted to
                  a Director, the expiration of thirty (30) days from the date of the Director's Termination of Service unless such Termination of Service results from his or her death;



                                    (vi)     with respect to Options granted to
                  a Director, the expiration of ninety (90) days from the date of the Director's Termination of Service by reason of his or her death; or



                                    (vii)    the Optionee shall engage in
                  willful misconduct which injures the Company or any of its Subsidiaries.

                           Notwithstanding subsections (iii) through (vi) above, with respect to Options granted to an individual who is both an Employee and a Director, (x) in the event the individual ceases to be a Director but continues to remain an Employee, the Option shall be treated as an Option granted to an Employee with subsections (v) and
         (vi) being inapplicable for purposes of this Section 4.3(a), and (y) in the event the individual ceases to be an Employee but continues to remain as a Director, the Option shall be treated as an Option granted to a Director with subsections (iii) and (iv) being inapplicable for purposes of this Section 4.3(a). Except as set forth in subsections
         (iii), and (iv) above, an Incentive Stock Option shall not be exercisable during the Option Period unless the Optionee shall have been continuously employed by the Company or a Subsidiary from the date the Incentive Stock Option was granted until its date of exercise.


                           Upon expiration of the Option Period, as accelerated if applicable, the Option shall terminate with respect to all shares of Stock not already actually purchased and paid for in full by the Optionee.

                           (b) PERSONS ELIGIBLE TO EXERCISE -- An Option granted hereunder (or portion thereof) shall be exercisable only by the Optionee; provided, however, that in the event of an Optionee's death, the heirs, executors or personal representatives of such Optionee may exercise the Option subject to the time periods set forth above in
         Section 4.3(a).

                           (c) PARTIAL EXERCISE -- Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part during the applicable Option Period; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

                           (d) MANNER OF EXERCISE -- An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or his office of all of the following prior to the time when such Option or portion thereof becomes unexercisable under the terms of this Plan or the applicable Stock Option Agreement:

                                    (i)      Notice in writing signed by the
                  Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is exercised, such notice complying with all applicable rules established by the Committee;

                                    (ii)     Full payment for the shares with
                  respect to which such Option or portion thereof is exercised through one or more of the following methods:

                                             A.       Cash or certified bank
                           check; or

                                             B.       By delivery to the Company
                           of certificates representing the number of Shares then owned by the Optionee, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Optionee for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the Option Price.

                                             In lieu of actually surrendering to
                           the Company the stock certificates representing the number of Shares then owned by the Optionee, the Committee may, in its discretion permit the Optionee to submit to the Company a statement affirming ownership by the Optionee of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Optionee as payment of the exercise price;

                                    (iii)    Such representations and documents
                  as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars;

                                    (iv)     Full payment (in cash or by check)
                  to the Company of all amounts which, under federal, state or local law, it is required to withhold in connection with the exercise of the Option; and

                                    (v)      In the event the Option or portion
                  thereof shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

                  4.4 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES -- The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                           (a) The completion of any registration or other qualification of or notice regarding such shares under any state or federal law or under the rules or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

                           (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                           (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience, provided that, upon issuance, the shares shall be considered issued and outstanding as of the date such Option was exercised.

                  4.5 RIGHTS AS STOCKHOLDERS -- The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                  4.6 REORGANIZATION, CHANGE IN CONTROL, OR LIQUIDATION -- In the event the Company shall not be the surviving corporation in any merger, consolidation, or reorganization, or in the event of acquisition by another corporation of all or substantially all of the assets of the Company, every Option outstanding hereunder may be assumed (with appropriate changes) by the surviving, continuing, successor or purchasing corporation, as the case may be, subject to any applicable provisions of the Code or replaced with new Options of comparable value (in accordance with Section 424(a) of the Code). In the event
(i) that such surviving, continuing, successor or purchasing corporation, as the case may be, does not assume or replace the outstanding Options hereunder, or
(ii) of liquidation or dissolution of the Company, the Committee may provide that each Optionee shall have the right, within a period commencing not more than thirty (30) days immediately prior to and ending on the day immediately prior to such merger, consolidation, reorganization or acquisition by another corporation of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company, to exercise the Optionee's outstanding Options to the extent of all or any part of the aggregate number of shares subject to such Option(s). In the event of a Change of Control the Committee may accelerate the time at which Options granted under this Plan may be exercised by the Optionee.

                  4.7 TRANSFER RESTRICTIONS -- The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two
(2) years from the date of granting such Option or one (1) year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                    ARTICLE V
                                 ADMINISTRATION

                  5.1 DUTIES AND POWERS OF THE COMMITTEE -- The Committee shall have the power to interpret this Plan and any Stock Option Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent herewith and to interpret, amend, or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or an Option.

                  5.2 EXPENSES: INDEMNIFICATION -- All reasonable expenses and liabilities actually incurred in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Company and its Officers and Directors shall be fully justified in relying, or acting in good faith upon the advice, opinion, valuations or information furnished by such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or becomes a party or in which such person may be or becomes involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company's written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person's lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against such person, such person shall, in writing, give the Company notice and an opportunity, at its own expense, to handle his own defense. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise or any other right or power that the Company may have to indemnify or hold such person harmless.

                                   ARTICLE VI
                                  MISCELLANEOUS

                  6.1 OPTIONS NOT TRANSFERABLE -- Neither an Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 6.1 shall not prevent transfers by will or by the applicable laws of descent and distribution.

                  6.2 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN -- No Option shall be granted pursuant to this Plan after February 29, 2012, on which date this Plan will terminate except as to Options then outstanding under the Plan. Options outstanding as of February 29, 2012, shall remain in effect until they are exercised or they expire. The Committee may at any time before such date amend, modify or terminate the Plan; provided, however, that, except as provided in Section 2.4, the Committee may not, without further approval by the holders of a majority of the issued and outstanding shares of Stock,

                           (a) increase the maximum number of shares of Stock as to which Options may be granted pursuant to this Plan,

                           (b) change the class of Employees eligible to be granted options pursuant to this Plan,

                           (c) extend the period during which Options may be granted or exercised,

                           (d) change the provisions of Article IV hereof with respect to the determination of the option price, other than to change the manner of determining the fair market value of shares of Stock to conform with any then applicable provisions of the Code or the regulations issued thereunder, or

                           (e) amend or modify the Plan in a manner requiring shareholder approval under Rule 16b-3.

No amendment, modification or termination of this Plan may adversely affect the rights of any Optionee under any then outstanding Option granted hereunder without the consent of such Optionee.


                  6.3 APPROVAL OF AMENDED AND RESTATED PLAN BY SHAREHOLDERS -- The original version of this Plan was approved by the Company's shareholders. This amended and restated Plan will be submitted for the approval of the Company's shareholders within twelve (12) months after the date of the Board's adoption of the amendments to the Plan and thereafter at any such time as may be required under the Code, Securities Act or the Exchange Act. Options may be granted to non-Employee Directors prior to such shareholder approval; provided, however, that (a) such Options shall not be exercisable prior to the time when the shareholders shall have approved of the amendments to the Plan, and (b) if the shareholders have not approved the amendments to the Plan by the end of the twelve (12) month period, all Options previously granted to non-Employee Directors under the Plan shall thereupon be canceled and become null and void.



                  6.4 EFFECT OF PLAN UPON OTHER COMPENSATION PLANS -- Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentive or other compensation for Directors and Employees, or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose including, without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.



                  6.5 EFFECT OF PLAN UPON EMPLOYMENT OR SERVICE AS DIRECTOR -- Nothing in this Plan shall be construed as (i) an obligation of the Company or its Subsidiaries to continue the employment of any Employee or (ii) entitling an individual to continue to serve as a Director.


                  6.6 TITLES -- Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

                  6.7 GOVERNING LAW -- The laws of the State of Kansas shall govern the interpretation, validity and performance of the terms of this Plan regardless of the law that might be applied under principles of conflicts of laws.

                  6.8 CONFORMITY TO SECURITIES LAWS -- The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder including, without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

PROXY     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        2004 ANNUAL MEETING OF STOCKHOLDERS OF LAYNE CHRISTENSEN COMPANY

    The undersigned hereby appoints Robert J. Dineen, Andrew B. Schmitt and Steven F. Crooke, and each of them, each with the power to act alone and with full power of substitution and revocation, as attorneys and proxies of the undersigned to attend the 2004 Annual Meeting of Stockholders of Layne Christensen Company ("Layne Christensen") to be held at the Hyatt Regency Crown Center, located at 2345 McGee Street, Kansas City, Missouri, on Thursday, June 3, 2004, commencing at 10:00 a.m., local time, and at all adjournments thereof, and to vote all shares of capital stock of Layne Christensen which the undersigned is entitled to vote with respect to the following matters, all as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 7, 2004:

 THE BOARD OF DIRECTORS OF LAYNE CHRISTENSEN RECOMMENDS A VOTE "FOR" EACH ITEM.

Item 1: Election of three Class III directors to hold office for terms expiring at the 2007 annual meeting of stockholders.

[ ] FOR ALL of the                 [ ] WITHHOLD AUTHORITY             [ ] ALL NOMINEES EXCEPT
   nominees listed below              to vote for ALL of the             those lined through
                                      nominees listed below              as noted below

        NOMINEES:  J. Samuel Butler, Warren G. Lichtenstein, Nelson Obus

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "ALL NOMINEES EXCEPT" AND LINE THROUGH OR OTHERWISE STRIKE OUT THE NAME OF ANY NOMINEE FOR WHICH YOU WOULD LIKE TO WITHHOLD AUTHORITY TO VOTE.

Item 2: Proposal to approve the Amended and Restated Layne Christensen Company 2002 Stock Option Plan, which provides for the issuance of nonqualified stock options to non-employee directors of the Company.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

Item 3: Proposal to ratify the selection of the accounting firm of Deloitte & Touche LLP as Layne Christensen's independent auditors for the fiscal year ending January 31, 2005.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                  (Continued, and to be signed, on other side)

                          (Continued from other side)

    In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting.

    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

Dated: _________________________, 2004
                                                     ---------------------------
                                                              Signature

                                                     ---------------------------
                                                     Signature (if held jointly)

                                                     Please sign exactly as name
                                                     appears hereon. When shares
                                                     are held by joint tenants,
                                                     both should sign. When
                                                     signing as an attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     give full title as such. If
                                                     a corporation, please sign
                                                     in full corporate name by
                                                     President or other
                                                     authorized officer. If a
                                                     partnership, please sign in
                                                     partnership name by
                                                     authorized person.

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                    USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.